                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement          [ ] CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY
                                              (AS PERMITTED BY RULE 14A-6(E)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12


                       DIAMOND HILL INVESTMENT GROUP, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:.......
     (2)  Aggregate number of securities to which transaction applies:..........
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):............
     (4)  Proposed maximum aggregate value of transaction:......................
     (5)  Total fee paid: ......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)   Amount Previously Paid:..............................................
     (2)   Form, Schedule or Registration Statement No.:........................
     (3)   Filing Party:........................................................
     (4)   Date Filed:..........................................................

                                     [Logo]

                                 March 26, 2002



Dear Shareholders:

         We cordially invite you to attend the Annual Meeting of the Shareholders of Diamond Hill Investment Group, Inc. (the "Company") to be held at the Company's office located at 1105 Schrock Road, 8th Floor Board Room, Columbus, Ohio 43229, on Thursday, May 2, 2002, at 2:00 p.m.

         The attached Notice of Annual Meeting and Proxy Statement describes the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company will be present to respond to any appropriate questions you may have. ON BEHALF OF THE BOARD OF DIRECTORS, WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting. Your vote is important, regardless of the number of shares you own.

Sincerely,



R. H. Dillon
President & CEO

                                     [Logo]

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD ON MAY 2, 2002

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Diamond Hill Investment Group, Inc. (the "Company") will be held at the Company's office located at 1105 Schrock Road, 8th Floor Board Room, Columbus, Ohio 43229, on Thursday, May 2, 2002, at 2:00 p.m. to consider and act upon the following matters:

         1.       To elect three directors to serve on the Board of Directors;

         2. To approve the proposed reincorporation of the Company in Ohio through the merger of the Company into a newly-formed, wholly-owned Ohio subsidiary; and

         3. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

         Any action may be taken on any one of the foregoing proposals at the Annual Meeting or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned. Pursuant to the Company's bylaws, the Board of Directors has fixed the close of business on March 15, 2002, as the record date for determination of the shareholders entitled to vote at the Annual Meeting and any adjournments thereof. A complete list of shareholders of the Company entitled to vote at the Annual Meeting will be available for examination for purposes germane to the Annual Meeting by any shareholder, during the ten days prior to the Annual Meeting, at the Company's office. You are requested to complete and sign the enclosed form of proxy which is solicited by the Board of Directors of the Company and to mail it promptly in the enclosed envelope, or you may vote by phone by using the control number identified on your proxy or electronically by Internet in accordance with the instructions on your proxy. The proxy will not be used if you attend, and vote at, the Annual Meeting in person or if you revoke the proxy prior to the Annual Meeting.


                                            By order of the Board of Directors

                                            Sandra L. Quinn
                                            Secretary

Columbus, Ohio
March 26, 2002

  THE PROMPT RETURN OF YOUR PROXY WILL SAVE THE COMPANY THE EXPENSE OF FURTHER
   REQUESTS FOR PROXIES IN ORDER TO OBTAIN A QUORUM. AN ADDRESSED ENVELOPE IS
    ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF THE ENVELOPE IS
                          MAILED IN THE UNITED STATES.

                                 PROXY STATEMENT
                    FOR THE ANNUAL MEETING OF SHAREHOLDERS OF
                       DIAMOND HILL INVESTMENT GROUP, INC.
                            TO BE HELD ON MAY 2, 2002

         This Proxy Statement is furnished to the shareholders of Diamond Hill Investment Group, Inc., a Florida corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Shareholders of the Company to be held on May 2, 2002, and any adjournment thereof. A copy of the Notice of Annual Meeting accompanies this Proxy Statement. It is anticipated that the mailing of the Proxy Statement will commence on March 26, 2002. Only shareholders of record at the close of business on March 15, 2002, the record date for the Annual Meeting (the "Record Date"), will be entitled to vote at the Annual Meeting.

         The purposes of this Annual Meeting are (1) to elect three directors to serve on the Board of Directors, two for a three year term and one for a one year term; (2) to approve the proposed reincorporation of the Company in Ohio through the merger of the Company into a newly-formed, wholly-owned Ohio subsidiary (the "Reincorporation"); and (3) to transact such other business as may properly come before the Annual Meeting or any adjournment thereof. The Company is not currently aware of any other matters which will come before the Annual Meeting.

         The shareholder's form of proxy, when duly executed and received by the Company will be voted by the proxies at the Annual Meeting as directed. A proxy returned without direction about business to be transacted at the Annual Meeting will be voted (i) in favor of the election of Dr. Roger D. Blackwell, Diane D. Reynolds and R. H. Dillon as directors of the Company and (ii) in favor of the Reincorporation. The proxies will use their best judgment regarding other matters that properly come before the Annual Meeting.

                                TABLE OF CONTENTS

SECTION                                                                     PAGE
-------                                                                     ----

Summary.......................................................................1

Questions and Answers About the Reincorporation...............................3

Cautionary Statement Regarding Forward-Looking Statements.....................5

The Annual Meeting............................................................6

Revocability of Proxy.........................................................7

Voting Securities and Principal Holders.......................................7

Quorum........................................................................7

Security Ownership of Certain Beneficial Owners and Management................8

Directors and Executive Officers.............................................10
         Nominees............................................................10
         Directors Whose Terms Continue Until the 2003 Annual Meeting........11
         Directors Whose Terms Continue Until the 2004 Annual Meeting........12
         Other Executive Officers............................................12

Committees and Annual Meetings...............................................13

Report of the Audit Committee................................................13

Executive Compensation.......................................................17

Summary Compensation Table...................................................17

Fiscal 2001 Aggregated Option Exercises; Fiscal Year End Option Values.......17
         Incentive Compensation Plan.........................................18
         Stock Option Plan...................................................18
         Director Compensation...............................................18

Proposal 1   Election of Directors...........................................18

Proposal 2   Approval of Reincorporation.....................................19
         Reasons for the Reincorporation.....................................19
         Reincorporation Implemented Through Plan of Merger..................19
         Abandonment of Reincorporation......................................20
         No Change Will be Made in the Business of the Company...............20
         Terms of Directors/Removal of Directors.............................21
         Dissenters' Rights..................................................21

         Comparison of Florida and Ohio Law and Corresponding Provisions
         of Organizational Documents.........................................23
                  Anti-Takeover Provisions...................................24
                  Standards for Directors; Director Liability;
                  Indemnification............................................26
                  Amendment of Articles of Incorporation.....................28
                  Amendment of Code of Regulations/Bylaws....................28
                  Approval of Mergers and Consolidations.....................29
                  Dissenters' Rights.........................................29
                  Preemptive Rights..........................................29
                  Cumulative Voting..........................................29
         Accounting Treatment/Federal Tax Consequences.......................30
         Dividends in Arrears................................................30
         Federal and State Regulatory Requirements...........................30

Compliance with Section 16(a) of the Exchange Act............................31

Expense and Manner of Solicitation...........................................31

Form 10-KSB..................................................................31

Independent Auditors.........................................................31

Shareholder Proposals for 2003 Annual Meeting................................31

Other Business...............................................................32

                                     SUMMARY

         This summary highlights selected information from this Proxy Statement concerning only the Reincorporation. It does not contain all of the information that is important to you. To understand the Reincorporation more fully, you should carefully read this Proxy Statement and the other documents to which we refer in this Proxy Statement, including the Agreement and Plan of Merger. Page references are included in this summary to direct you to a more complete description of certain topics discussed in this Proxy Statement.

         Throughout this Proxy Statement, the term "Merger" refers to the proposed Reincorporation-related merger of the Company with and into DHO, Inc., an Ohio corporation and a wholly-owned subsidiary of the Company ("DHO"). If the Merger is consummated, the separate existence of the Company will be terminated and DHO will be the surviving corporation. The term "Merger Agreement" refers to the Agreement and Plan of Merger by and between the Company and DHO, a copy of which is included at the back of this Proxy Statement as Appendix A.

THE COMPANIES

Diamond Hill Investment Group, Inc.
1105 Schrock Road
Suite 437
Columbus, Ohio 43229
(800) 733-2265

         The Company, an investment advisory services holding company, is a Florida corporation and has been in existence since April 1990. The Company has two wholly-owned operating subsidiaries, Diamond Hill Capital Management, Inc., an Ohio corporation ("DHCM"), and Diamond Hill Securities, Inc., an Ohio corporation ("DHS"). DHCM is a Securities and Exchange Commission ("Commission") registered investment adviser and serves as the advisor to the Diamond Hill Focus Fund, Diamond Hill Large Cap Fund and Diamond Hill Small Cap Fund open-end mutual funds. DHCM is also the manager of the general partner of Diamond Hill Investment Partners, L.P., an Ohio limited investment partnership. DHS is an NASD registered dealer and a Commission registered adviser. DHS serves as an advisor to the Diamond Hill Bank & Financial Fund.

DHO, Inc.
1105 Schrock Road
Suite 437
Columbus, Ohio 43229
(800) 733-2265

         DHO is an Ohio corporation and a wholly-owned subsidiary of the Company. DHO currently has no operations or assets, and was formed for the purpose of consummating the Merger and operating the business and operations of the Company as an Ohio corporation following the Merger.

THE REINCORPORATION
(PAGE 19)

         Under the Reincorporation, the Company will merge with and into DHO with DHO being the surviving corporation. Following the Merger, the Company's State of incorporation will be changed from Florida to Ohio. We encourage you to read the Merger Agreement because it is the legal document that governs the Merger.

REASONS FOR THE REINCORPORATION
(PAGE 19)

         The Board of Directors of the Company has unanimously recommended the Reincorporation because it believes the Reincorporation is in the best interests of the Company and its shareholders and will, among other things, simplify corporate administration and reduce costs in part by eliminating the Company's obligation to file certain reports and other documents with the State of Florida.

VOTE REQUIRED

         The affirmative vote of the holders of a majority of the outstanding Common Stock, without par value, of the Company ("Shares") is required to approve the Reincorporation. Directors and executive officers of the Company are entitled to vote 102,821.8 Shares, or approximately 5.6% of the outstanding Shares, and have indicated that they will vote their Shares in favor of the Reincorporation.

DISSENTERS' RIGHTS
(PAGE 21)

         If you do not vote in favor of the Reincorporation, you will be entitled to assert dissenters' rights under Florida law. To perfect your dissenter's right, you must deliver to the Company before May 2, 2002, written notice of your intent to demand payment of the fair value of your Shares (if the Reincorporation is effectuated), and you must not vote your Shares in favor of the Reincorporation. Your proxy or vote against the Reincorporation will not constitute this required written notice. For additional information on your dissenter's rights, see the section of this Proxy Statement entitled "Dissenters' Rights". The relevant section of Florida law governing this process is attached to this Proxy Statement as Appendix B.

CONDITIONS TO COMPLETING THE REINCORPORATION

         Completion of the Reincorporation depends upon the satisfaction of a number of conditions, including, among others, that the Company's shareholders must approve the Reincorporation by a vote of a majority of the outstanding Shares.

MATERIAL FEDERAL INCOME TAX CONSEQUENCES
(PAGE 30)

         The Company will not recognize any gain or loss as a result of the Reincorporation. The Reincorporation will constitute a constitute a reorganization under Section 368 of the Internal Revenue Code (the "Code"). The Company's shareholders will recognize no gain or loss as a result of the Reincorporation and, in determining the federal tax basis and holding period of their new Shares, will retain the tax basis and include the holding period that applied to their old Shares. In addition, under Section 368 of the Code, DHO will not recognize any gain or loss as a result of the Reincorporation and will succeed without adjustment to the tax attributes of the Company. The Company's shareholders should consult their own tax advisors about the possible state, local, or foreign income tax consequences that may result from the Reincorporation.

                 QUESTIONS AND ANSWERS ABOUT THE REINCORPORATION

Q:       WHY DOES THE COMPANY WANT TO REINCORPORATE IN OHIO?

A: The Company believes that the Reincorporation is in the best interests of the Company and its shareholders and will, among other things, simplify corporate administration and reduce costs in part by eliminating the Company's obligation to file certain reports and other documents with the State of Florida.

Q:       IF I DO NOT VOTE IN FAVOR OF THE REINCORPORATION, WHAT ARE MY RIGHTS?

A: If you are a shareholder of the Company as of the Record Date, you deliver timely notice and you do not vote in favor of the Reincorporation, you will have the right under the Florida Business Corporation Act to demand payment of the fair value of your Shares (if the Reincorporation is effectuated).

Q:       WILL I OWE ANY FEDERAL INCOME TAX AS A RESULT OF THE REINCORPORATION?

A:       No.

Q:       WHEN DO YOU EXPECT THE REINCORPORATION TO BE COMPLETED?

A: We plan to complete the Reincorporation as soon as possible after the Annual Meeting, assuming the required shareholder approval is obtained and all of the other conditions have been fulfilled.

Q:       WHEN AND WHERE WILL THE ANNUAL MEETING TAKE PLACE?

A: The Annual Meeting will be held at the Company's office located at 1105 Schrock Road, 8th Floor Board Room, Columbus, Ohio 43229, Thursday, May 2, 2002, at 2:00 p.m.

Q:       WHAT DO I NEED TO DO NOW?

A: After carefully reading this Proxy Statement, indicate on your enclosed proxy card how you want your Shares to be voted on this issue. Then sign and mail the proxy promptly in the enclosed envelope, or vote by phone by using the control number identified on your proxy or electronically by Internet in accordance with the instructions on your proxy. The proxy will not be used if you attend, and vote at, the Annual Meeting in person or if you revoke the proxy prior to the Annual Meeting.

Q: WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A SHAREHOLDER OF RECORD AND AS A BENEFICIAL OWNER?

A: Many Company shareholders are beneficial owners in that they hold their Shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between Shares held of record and those owned beneficially.

         Shareholder of Record. If your Shares are registered directly in your name with the Company's transfer agent, you are considered, with respect to those Shares, the shareholder of record and this Proxy Statement is being sent directly to you by the Company. As a shareholder of record, you have the right to grant your proxy directly to the Company or to vote in person at the Annual Meeting. The Company has enclosed a proxy card for your use.

         Beneficial Owner. If your Shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of the Shares held in street name and this Proxy Statement is being forwarded to you by your broker or other nominee, who is considered, with respect to those Shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker or other nominee on how to vote. Your broker or other nominee has enclosed a voting instruction card for your use. If you are a Company shareholder whose Shares are not registered in your own name, you will need additional documentation from your broker or other nominee to attend the Annual Meeting and to vote your Shares at the Annual Meeting.

Q: IF MY SHARES ARE HELD IN "STREET NAME" BY MY BROKER, WILL MY BROKER VOTE MY SHARES FOR ME?

A: Your broker will vote your Shares only if you provide instructions on how to vote. You should follow the directions provided to you by your broker regarding how to instruct your broker to vote your Shares.

Q:       MAY I CHANGE MY VOTE AFTER I HAVE MAILED MY SIGNED PROXY CARD?

A: Yes. You can change your vote at any time before your proxy is voted at the Annual Meeting. If you are the record holder of the Shares, you can do this in three ways:

         o send the Company a written statement that you would like to revoke your proxy; this written notice must be received by the Company prior to the date of the Annual Meeting;

         o send the Secretary of the Company a new signed and later-dated proxy card; this new proxy card must be received by the Company prior to the date of the Annual Meeting; or

         o attend the Annual Meeting and vote in person; however, your attendance alone will not revoke your proxy.

         For Shares held beneficially by you, but not as record holder, you may change your vote by submitting new voting instructions to your broker or nominee.

Q:       HOW CAN I VOTE MY SHARES IN PERSON AT THE ANNUAL MEETING?

A: Shares held directly in your name as the shareholder of record may be voted in person at the Annual Meeting. If you choose to attend, please bring the enclosed proxy card or proof of identification.

Q:       HOW WILL MY SHARES BE VOTED IF I RETURN A BLANK PROXY CARD?

A: If you are the record holder of the Shares and you sign and send in your proxy and do not indicate how you want to vote, your proxy will be counted as a vote in favor of the Reincorporation.

Q:       WHAT WILL BE THE EFFECT IF I DO NOT VOTE?

A: Not voting will have the same effect as voting against the Reincorporation.

Q:       SHOULD I SEND IN MY SHARE CERTIFICATE(S)?

A: No. If the Reincorporation is completed, you may, but are not required to, exchange your Share certificates.

Q: WHO CAN ANSWER MY QUESTIONS ABOUT THE REINCORPORATION OR HOW I CAN SUBMIT MY PROXY?

A: If you have more questions about the Reincorporation or how to submit your proxy, please call Sandra L. Quinn, the Company's Secretary, at
         (614) 848-5100, extension 205.

            CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

         The following statements are or may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995:

         o Certain statements contained in "Summary," "Questions and Answers About the Reincorporation" and "Proposal 2: Approval of Reincorporation," including forecasts, projections and descriptions of anticipated cost savings by the Company, or the effects of the Reincorporation;

         o any statements preceded by, followed by or that include the words "believes," "expects," "anticipates," "intends," "estimates," "projects" or similar expressions; and

         o other statements contained in this Proxy Statement regarding matters that are not historical facts.

         Because these forward-looking statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by the statements. Shareholders are cautioned not to place undue reliance on these statements, which speak only as of the date of this Proxy Statement.

         Among the factors that could cause actual results to differ materially are changes in laws, general economic conditions, fluctuation in interest rates, increases in costs, level of competition, market acceptance of new and existing products, capital expenditure amounts and other risks detailed from time to time in the reports filed by the Company with the Commission.

         The cautionary statements contained or referred to in this Proxy Statement should be considered in connection with any subsequent written or oral forward-looking statements that may be issued by the Company or persons acting on its behalf. Except for its ongoing obligations to disclose material information as required by the federal securities laws, the Company undertakes no obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date of this Proxy Statement or to reflect the occurrence of unanticipated events.

                               THE ANNUAL MEETING

         The Annual Meeting will be held at the Company's office located at 1105 Schrock Road, 8th Floor Board Room, Columbus, Ohio 43229, on Thursday, May 2, 2002, at 2:00 p.m. Only shareholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting.

         The purposes of this Annual Meeting are (1) to elect three directors to serve on the Board of Directors, two for a three year term and one for a one year term; (2) to approve the Reincorporation; and (3) to transact such other business as may properly come before the Annual Meeting or any adjournment thereof. The Company is not currently aware of any other matters which will come before the Annual Meeting.

         Your proxy, when duly executed and received by the Company will be voted by the proxies at the Annual Meeting as you direct. A proxy returned without direction about business to be transacted at the Annual Meeting will be voted (i) in favor of the election of Dr. Roger D. Blackwell, Diane D. Reynolds and R. H. Dillon as directors of the Company and (ii) in favor of the Reincorporation. The proxies will use their best judgment regarding other matters that properly come before the Annual Meeting.

                              REVOCABILITY OF PROXY

         The execution and delivery of the enclosed form of proxy by a shareholder will not affect a shareholder's right to attend the Annual Meeting and vote in person. Any shareholder giving a proxy may revoke it at any time before it is exercised by delivering a later dated proxy or a written notice of revocation to the Secretary of the Company at 1105 Schrock Road, Suite 437, Columbus, Ohio 43229 or by giving notice of revocation at the Annual Meeting. When a shareholder votes at the Annual Meeting, his or her vote will revoke any proxy previously granted by the shareholder.

                     VOTING SECURITIES AND PRINCIPAL HOLDERS

         As of the Record Date, there were 1,826,970.6 Shares which were outstanding and entitled to vote at the Annual Meeting. Each Share may cast one vote on each separate matter of business properly brought before the Annual Meeting. There are no cumulative voting rights.

         Under the rules of the Commission, boxes and a designated space are provided on the form of proxy for shareholders to mark if they wish either to abstain on a proposal presented for shareholder approval or to withhold authority to vote for one or more nominees for election as a director of the Company. Shares as to which the authority to vote is withheld will be counted for quorum purposes but will not be counted toward the election of directors or the approval of the Reincorporation. Abstentions are counted as present for quorum purposes.

         Broker-dealers who hold their customers' Shares in street name may, under the applicable rules of the self-regulatory organization of which the broker-dealers are members, sign and submit proxies for such Shares and may vote Shares on routine matters, which, under such rules, typically include the election of directors. However, broker-dealers may not vote Shares on other matters, which would be considered non-routine, without specific instructions from the customer who owns the Shares. Proxies signed and submitted by broker-dealers which have not been voted on certain matters as described in the previous sentence are referred to as broker non-votes. Such proxies count toward the establishment of a quorum.

                                     QUORUM

         The Company can conduct business at the Annual Meeting only if holders of a majority of the outstanding Shares entitled to vote are present, either in person or by proxy. Abstentions will be counted in determining whether a quorum has been reached. Assuming a quorum exists, the affirmative vote of a majority of the Shares which are entitled to vote is necessary to approve the Reincorporation. In the event that a quorum is not present at the time the Annual Meeting is convened, a majority in interest of the holders of the Shares represented in person or by proxy may adjourn the Annual Meeting, without notice other than announcement at the Annual Meeting, until holders of the amount of Shares requisite to constitute a quorum shall attend. At any such adjourned Annual Meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the Annual Meeting as originally called.

         The Company will bear the cost of the Annual Meeting and the cost of soliciting proxies, including the cost of mailing the proxy material. In addition to solicitation by mail, directors, officers and employees of the Company (who will not be specifically compensated for such services) may solicit proxies by telephone or otherwise.

         No person is authorized to give any information or to make any representation not contained in this Proxy Statement, and if given or made, such information or representation should not be relied upon as having been authorized. This Proxy Statement does not constitute the solicitation of a proxy in any jurisdiction from any person to whom it is unlawful to make such proxy solicitation in such jurisdiction. The delivery of this Proxy Statement shall not, under any circumstances, imply that there has not been any change in the information set forth herein since the date of this Proxy Statement.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The Company's Common Stock is the only class of voting securities. The following table sets forth, as of December 31, 2001, certain information concerning share ownership of (a) all persons known by the Company to own beneficially five percent or more of the outstanding Shares, (b) each director, nominee and named executive officer of the Company, and (c) all executive officers and directors of the Company, as a group, and the percentage of voting power (assuming exercise of all options which are currently exercisable). Unless otherwise indicated, the named persons exercise sole voting and investment power over the Shares which are shown as beneficially owned by them.

  --------------------------------------------------------------------------------------------------------------
                                                     AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP
  --------------------------------------------------------------------------------------------------------------
                                                        COMMON SHARES WHICH CAN
                                                            BE ACQUIRED UPON
                                                         EXERCISE OF OPTIONS OR
       NAME AND ADDRESS OF           COMMON SHARES        WARRANTS EXERCISABLE                    PERCENT OF
         BENEFICIAL OWNER            PRESENTLY HELD          WITHIN 60 DAYS          TOTAL         CLASS(2)
  --------------------------------------------------------------------------------------------------------------
   R. H. Dillon (3)                         0                    80,000               80,000         3.9%
   46 East Sycamore Street
   Columbus, Ohio  43206
  --------------------------------------------------------------------------------------------------------------
   Larry A. Beres                       8,500                     8,000               16,500          (4)
   7640 Whispering Oaks Trail
   Tipp City, Ohio  45371
  --------------------------------------------------------------------------------------------------------------
   Dr. Roger D. Blackwell              20,640                     2,000               22,640          (4)
   3380 Tremont Road
   Columbus, Ohio  43221
  --------------------------------------------------------------------------------------------------------------
  Richard Desich                        5,490                     2,000                7,490          (4)
   36 Lake Avenue
   Elyria, Ohio  44036
  --------------------------------------------------------------------------------------------------------------
  Dr. James G. Mathias               18,945.6                    13,000             31,945.6         1.6%
   7707 Winding Way South
   Tipp City, Ohio  45371
  --------------------------------------------------------------------------------------------------------------
  David R. Meuse                     41,698.2                         0             41,698.2           2%
   191 W. Nationwide Blvd.
   Suite 600
   Columbus, Ohio  43215
  --------------------------------------------------------------------------------------------------------------
  John Rettig                           6,548                     4,000               10,548          (4)
   826 Third Avenue
   Fremont, Ohio  43420
  --------------------------------------------------------------------------------------------------------------
  Diane D. Reynolds                         0                         0                    0           --
   88 E. Broad Street, St. 900
   Columbus, Ohio  43215
  --------------------------------------------------------------------------------------------------------------
  All directors and executive
  officers as a group               102,821.8                   129,400            232,221.8        11.3%
  (10 persons) (5)
  --------------------------------------------------------------------------------------------------------------

----------------

(1) Unless otherwise indicated, the beneficial owner has sole voting and dispositive power as to all common shares reflected in the table.

(2) The percent of class is based upon (a) the number of Shares owned by the named person plus the number of Shares as to which the named person has the right to acquire beneficial ownership upon the exercise of options or warrants exercisable within 60 days after December 31, 2001, divided by (b) the total number of Shares which are issued and outstanding as of December 31, 2001, plus the total number of Shares which are subject to options or warrants exercisable within 60 days after December 31, 2001.

(3)      Individual named in the Summary Compensation Table.

(4) Represents ownership of less than 1% of the outstanding common shares of the Company.

(5) Includes 1,000 Shares and 10,400 Shares subject to options to purchase, which are currently exercisable, held by Sandra L. Quinn, Vice President and Secretary of the Company and 10,000 Shares subject to options to purchase, which are currently exercisable, held by James F. Laird, Jr., Chief Financial Officer and Treasurer of the Company.

                        DIRECTORS AND EXECUTIVE OFFICERS

         The following table contains the name, position and age of each director and executive officer of the Company as of March 26, 2002. The Board of Directors is currently divided into three classes with staggered three-year terms. One class is subject to election at each annual meeting of shareholders. Directors are elected to serve until the annual meeting of the shareholders applicable to the election of Directors for their class, until their successors are duly elected and qualified or until their earlier resignation, removal from office, or death. If the Reincorporation is approved, following the effective date of the Reincorporation, the Company will have nine Directors, the Board of Directors will cease to be divided into three classes with staggered three-year terms, and all Directors will be elected for one-year terms at each annual meeting of shareholders.

         The respective background of each director and executive officer is described immediately following the below table. Each of the executive officers devotes his or her full-time and efforts to the affairs of the Company.

   -----------------------------------------------------------------------------
   NAME                                      POSITION                       AGE
   -----------------------------------------------------------------------------
   R. H. Dillon                       President and Director                45
   -----------------------------------------------------------------------------
   James F. Laird, Jr.         Chief Financial Officer and Treasurer        46
   -----------------------------------------------------------------------------
   Sandra L. Quinn                 Vice President and Secretary             36
   -----------------------------------------------------------------------------
   Larry A. Beres                            Director                       55
   -----------------------------------------------------------------------------
   Dr. Roger D. Blackwell                    Director                       61
   -----------------------------------------------------------------------------
   Richard Desich                            Director                       62
   -----------------------------------------------------------------------------
   Dr. James G. Mathias                      Director                       49
   -----------------------------------------------------------------------------
   David R. Meuse                            Director                       56
   -----------------------------------------------------------------------------
   John Rettig                               Director                       61
   -----------------------------------------------------------------------------
   Diane D. Reynolds                         Director                       42
   -----------------------------------------------------------------------------


NOMINEES

         R. H. Dillon, was appointed President of the Company in May 2000. He also serves as the Chief Investment Officer of Diamond Hill Capital Management, Inc. From 1997 through 2000, Mr. Dillon was a Vice President of Loomis, Sayles & Company. From 1993 through 1997, Mr. Dillon was President and Chief Investment Officer for Dillon Capital Management, an investment advisory firm acquired by Loomis, Sayles in 1997. Mr. Dillon received his B.S. and M.A. degrees in Business Administration with a major in Finance from The Ohio State University and his M.B.A. degree from the University of Dayton. He received a C.F.A.

designation from the Institute of Chartered Financial Analysts in 1982. Mr. Dillon serves on the board of Lutheran Social Services.

         Dr. Roger D. Blackwell was elected to serve on the Company's Board of Directors in February 1999. Dr. Blackwell is a Professor of Marketing at the Max
M. Fisher College of Business at The Ohio State University and is also President of Roger Blackwell Associates, Inc., a consulting firm in Columbus, Ohio. Dr. Blackwell co-authored one of the leading books on consumers, entitled Consumer Behavior. It is used by business schools throughout North America, Europe, Asia and Africa. He has also written twenty-three other books on marketing strategy, research, and global marketing. His most recent publications are From Mind to Market, published by HarperBusiness and Customers Rule!, which was released by Crown/Random House in 2001. Dr. Blackwell received his B.S. and M.S. degrees from The University of Missouri and his Ph.D. from Northwestern University. He resides in Columbus, Ohio, and serves on the boards of Airnet Systems, Inc., Applied Industrial Technologies (formerly Bearings, Inc.), Frontstep, Inc., Flex-Funds, Max & Erma's Restaurants, Intimate Brands and Anthony and Sylvan Pools.

         Diane D. Reynolds became a Director of the Company in April 2001. Ms. Reynolds is a partner with the law firm of Benesch, Friedlander, Coplan & Aronoff LLP and focuses her practice on mergers and acquisitions, divestitures, business law, commercial law, corporate law, antitrust law, real estate, finance and contracts. Ms. Reynolds has extensive experience in financing matters and in the purchase and licensing of information technology hardware and software. Prior to joining her law firm, Ms. Reynolds was engaged in a diverse corporate practice with two Fortune 500 multinational corporations. She received a B.A. in 1982 from The Ohio State University, a J.D. in 1985 from Capital University and an M.B.A. in 1999 from the University of Chicago.

DIRECTORS WHOSE TERMS CONTINUE UNTIL THE 2003 ANNUAL MEETING

         Larry A. Beres became a Director of the Company in 1995. Mr. Beres is Executive Vice President of Tooling Technology Group of Dayton, Ohio. He was formerly President of Formex, Inc., a Dayton, Ohio supplier of systems to the plastics industry. Mr. Beres graduated from Kent State University with a Bachelor of Science Degree in Chemistry and has taken courses in the M.B.A. Program at Kent State University.

         Richard Desich became a Director of the Company in December 1999. Since 1974, Mr. Desich has been the owner and President of Mid-Ohio Securities. Mr. Desich is also President of Equity Oil and Gas Funds Incorporated and General Principal for Maddie Consulting. He has lectured throughout the United States at various seminars and conferences on the topic of self-directed Individual Retirement Accounts. Mr. Desich is a Director of the Lorain County Community College Foundation and of Accel International Corporation. He graduated from Ohio State University with a B.S. degree in Finance.

         Dr. James G. Mathias became a Director of the Company in 1993. Since 1988, Dr. Mathias has been a veterinarian practicing in Tipp City, Ohio, where he owns the Tipp City Veterinary Hospital and Wellness Center. Dr. Mathias attended the University of Texas and completed his education at The Ohio State University, graduating from the College of Veterinary

Medicine in 1978. He was a member of the Honor Society of Phi Zeta, a Veterinary Honor Society. Dr. Mathias is founder and President of the Dayton North Women's Center and is a speaker on Ratite Medicine. He is also on the Veterinary Advisory Board of the Iams Company in Dayton, Ohio.

DIRECTORS WHOSE TERMS CONTINUE UNTIL THE 2004 ANNUAL MEETING

         David R. Meuse was appointed by the Company's directors to serve on the Company's Board of Directors in August 2000. Mr. Meuse is a Principal for Stonehenge Holdings, Inc. ("Stonehenge") of Columbus, Ohio, where he is responsible for managing its affairs. Prior to joining Stonehenge, Mr. Meuse was the Chairman and Chief Executive Officer of Banc One Capital Holdings Corporation ("BCHC"), the holding company for the investment banking, merchant banking, securities brokerage, investment advisory and insurance activities of Bank One Corporation. He came to BCHC in 1990 when Bank One Corporation acquired Meuse, Rinker, Chapman, Endres & Brooks, a regional investment banking firm which Mr. Meuse founded in 1981. He is an active investor in venture capital and mezzanine finance opportunities, both personally and through Banc One Capital Partners Corporation. Mr. Meuse received his B.A. in Political Science from John Carroll University and subsequently took courses at Cleveland-Marshall College of Law at Cleveland State University, and the University of Pennsylvania, Wharton School of Finance, Securities Industry. Mr. Meuse serves on the board of directors of the following: Alliance One Incorporated, Banc One Investment Advisors, BBQ Development, Inc., Bluestone Corporation, Bopp-Busch Manufacturing Company, Central Benefits Mutual Insurance Company, Columbus Association for the Performing Arts (CAPA)), Columbus Museum of Art, Cornerstone Industrial Group, MCE Companies, Inc., Omnimold, LLC, Orion Holdings Corporation, ORIX Real Estate Capital Markets, LLC, RP&C International, Sportsworld Media Group, Stonehenge Holdings, Inc. and The Columbus Foundation.

         John Rettig was elected to the Board of Directors of the Company in August 1998. Since 1970, Mr. Rettig has been President and C.O.O. of The Quality Cleaners, Inc.. Mr. Rettig took courses at Bowling Green State University from 1960-1961 studying Business Administration. Mr. Rettig served in the Adjutant General Corp of the U.S. Army from 1961-1963, and continued his education through correspondence courses. Mr. Rettig served as Chairman and as a member of the Board of Trustees for the Sandusky Metropolitan Housing Authority. He is also on the board of Shoreline Properties, a ResortQuest Company.

OTHER EXECUTIVE OFFICERS

         James F. Laird, Jr. was appointed as Chief Executive Officer and Treasurer of the Company on December 31, 2001, and has served as President of Diamond Hill Securities, Inc. since July 16, 2001. In his capacity with the Company, Mr. Laird oversees all financial reporting aspects of the Company. As President of Diamond Hill Securities, Inc., Mr. Laird's responsibilities are to oversee broker-dealer operations and to increase distribution of the Diamond Hill Family of Funds through various broker-dealer channels. Prior to joining the Company, Mr. Laird was Senior Vice President of Villanova Capital, a subsidiary of Nationwide, from 1999-2001. He was Vice President and General Manager from 1995-1999, and Treasurer from 1987-1994, of Nationwide Advisory Services, Inc. Mr. Laird was also Vice

President of Cranston Securities from 1986-1987 and worked for KPMG Peat Marwick from 1980-1986. Mr. Laird received his B.S.B.A. in accounting from The Ohio State University. He is also a Certified Public Accountant and a member of the American Institute of Certified Public Accountants. In addition, he holds several NASD licenses including Series 7, 24, 26, 27, 63.

         Sandra L. Quinn began her employment with the Company in early 1991 and currently serves as its Vice President and Secretary, as well as Vice President of Human Resources. Since 1992, Ms. Quinn has also been Vice President and Secretary of the Company's subsidiaries, Diamond Hill Capital Management, Inc. and Diamond Hill Securities, Inc. From 1993 to 2001, Ms. Quinn was a director of the Company. Ms. Quinn is currently the Compliance Officer for Diamond Hill Capital Management, Inc. She was also formerly a Director of Diamond Hill Capital Management, Inc. From October 1995 through 1998, Ms. Quinn was the principal for Buckeye Bancstocks, Inc., an intrastate broker-dealer, and is currently a principal of Diamond Hill Securities, Inc. Ms. Quinn is licensed as a Uniform Securities Agent (Series 63), Corporate Securities Representative (Series 62), Uniform Investment Adviser Representative (Series 65), Investment Company/Variable Contracts Limited Representative (Series 6), and General Securities Principal (Series 24). She is a member of the American Society of Corporate Secretaries.

                         COMMITTEES AND ANNUAL MEETINGS

         The Board of Directors held a total of six meetings during the year ended December 31, 2001. The Board of Directors has three standing committees: the Audit Committee, the Executive Committee, the Executive Compensation and Stock Option Committee, and one special committee: the Corporate Governance Committee. Each Director attended at least 75% of the aggregate of (a) the total number of Board of Directors' meetings held during the period for which he or she has been a Director during the last fiscal year, and (b) the total number of meetings held by all committees of the Board of Directors on which he or she served during the periods that he or she served during the last fiscal year. The Board of Directors does not have a nominating committee. The full Board of Directors selects the nominees for Directors.

         The Audit Committee reviews and approves the scope and results of any outside audit of the Company and the fees therefor and makes recommendations to the Board of Directors or management concerning auditing and accounting matters and the selection of independent auditors. The Audit Committee's responsibilities are outlined further in its written charter which was previously filed with the Commission. Each member of the Audit Committee qualifies as independent under the rules and standards of independence of the National Association of Securities Dealers. The Audit Committee met four times during the year ended December 31, 2001. The Audit Committee's report relating to our 2000 fiscal year appears below.

                          REPORT OF THE AUDIT COMMITTEE
                               (December 31, 2001)

         Notwithstanding anything to the contrary set forth in the Company's previous filings under the Securities Act of 1933, as amended (the "Securities Act"), or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that might incorporate future filings, including this

Proxy Statement, in whole or in part, this report shall not be incorporated by reference into any such filings.


         The Audit Committee consists of three independent directors and operates under a written charter adopted by the Board of Directors. Annually, the Audit Committee recommends to the Board of Directors the selection of the Company's independent auditors. PricewaterhouseCoopers LLP served as the Company's independent auditors during the year ended December 31, 2001.

         Management is responsible for designing and maintaining the Company's systems of internal controls and financial reporting processes. The Company's independent auditors are responsible for performing an audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and issuing their report thereon. The Audit Committee's responsibility is to provide independent, objective oversight of these processes.

         Pursuant to this responsibility, the Audit Committee met with management and the independent auditors throughout the year. The Audit Committee reviewed the audit plan and scope with the independent auditors, and discussed the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee also met with the independent auditors, without management present, to discuss the results of their audit work, their evaluation of the Company's system of internal controls and the quality of the Company's financial reporting.

         In addition, the Audit Committee has discussed with the independent auditors their independence from the Company and its management, including the matters in written disclosures and letters from the independent auditors required by the Independence Standards Board Standard No.1 (Independence Discussions with Audit Committees).

         Management has represented to the Audit Committee that the Company's consolidated financial statements for the year ended December 31, 2001, were prepared in accordance with generally accepted accounting principles, and the Audit Committee reviewed and discussed the consolidated financial statements with management and the independent auditors. Based on the Audit Committee's discussions with management and the independent auditors and review of the report of the independent auditors to the Audit Committee, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited consolidated financial statements be included in the Company's Form 10-KSB for the year ended December 31, 2001, filed with the Commission.

         On January 14, 2002, the Company dismissed PricewaterhouseCoopers LLP as its independent accountants. The Audit Committee and Board of Directors of the Company participated in and approved the decision to change independent accountants.

         The reports of PricewaterhouseCoopers LLP on the financial statements of the Company for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

         In connection with its audits for the two most recent fiscal years and through January 14, 2002, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their reports on the Company's financial statements for such years.

         The Company engaged Longanbach Giusti Kuck & Hornberger LLC as its new independent accountants as of January 14, 2002. During the two most recent fiscal years and through January 14, 2002, the Company has not consulted with Longanbach Giusti Kuck & Hornberger LLC on either the application of accounting principles or type of opinion Longanbach Giusti Kuck & Hornberger LLC might issue on the Company's financial statements.

         On January 18, 2002, the Company filed a Form 8-K with the Commission reporting the dismissal of PricewaterhouseCoopers LLP as its independent accountants, and the Company's engagement of Longanbach Guisti Kuck & Hornberger LLC as its new independent accountants. In connection with filing that Form 8-K, the Company requested that PricewaterhouseCoopers LLP furnish it a letter addressed to the Commission stating whether or not it agreed with the statements regarding its dismissal as set forth in the Form 8-K. PricewaterhouseCoopers LLP provided that letter to the Company (indicating its agreement with the statements concerning PricewaterhouseCoopers LLP in the Form 8-K); a copy of that letter is filed as Exhibit 1 to the Form 8-K.

         Audit Fees. The aggregate fees billed for professional services rendered by PricewaterhouseCoopers LLP for the audit of the Company's financial statements during the year ended December 31, 2001, including the Forms 10-QSB for such fiscal year, were $12,750, and the aggregate fees billed for professional services rendered by Longanbach Giusti Kuck & Hornberger, LLP for the audit of the Company's annual financial statements, including the preparation of tax returns, for the year ended December 31, 2001, ("Audit Services") were $30,000.

         Financial Information Systems Design and Implementation Fees; All Other Fees. Neither PricewaterhouseCoopers LLP nor Longanbach Giusti Kuck & Hornberger, LLP rendered any professional services described in paragraph
(c)(4)(ii) of Rule 2-01 of Regulation S-X (17 C.F.R. 210.2-01), or any other professional services, other than the Audit Services, for the Company during the year ended December 31, 2001. The Audit Committee determined that, the absence of any such services was compatible with maintaining the independence of PricewaterhouseCoopers LLP and Longanbach Giusti Kuck & Hornberger, LLP.

   SUBMITTED BY THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF THE COMPANY:

                                                 LARRY A. BERES
                                                 RICHARD DESICH
                                                 JOHN RETTIG

         The Corporate Governance Committee was formed for the purpose of (i) evaluating whether the Company should change its state of incorporation from Florida to another state and (2) evaluating the size and composition of the Company's Board of Directors. The members of the Corporate Governance Committee as of December 31, 2001, were Larry A. Beres, Richard

Desich and Diane D. Reynolds. The Corporate Governance Committee held one meeting during the year ended December 31, 2001.

         The Executive Committee is authorized, when it is impractical or not in the best interest of the Company to wait until a Board of Directors meeting for approval, to take any and all action or incur any obligations which could be taken or incurred by the full Board of Directors. The members of the Executive Committee as of December 31, 2001, were Dr. Roger D. Blackwell, R. H. Dillon and David R. Meuse. The Executive Committee did not hold any meetings during the year ended December 31, 2001.

         The Executive Compensation and Stock Option Committee has overall responsibility with respect to designing, approving, and evaluating the executive compensation plans, policies, and programs of the Company. The Executive Compensation and Stock Option Committee is responsible for establishing the relationship between pay levels and corporate performance and returns to shareholders and to monitor the results of such policies to assure that the compensation payable to the Company's executives provides overall competitive pay levels, creates proper incentives to enhance shareholder value, and rewards superior performance. The Committee has the authority to delegate responsibility for the day-to-day management of executive compensation payable to the officers of the Company. In addition, the Executive Compensation and Stock Option Committee reviews proposals made by the President of the Company to award stock options under the 1993 Non-Qualified and Incentive Stock Option Plan (the "1993 Plan") to officers, key employees, and individuals that participate in the development and growth of the Company. The 1993 Plan is intended to encourage officers and key employees of the Company to acquire or increase their ownership of the Company on reasonable terms. The opportunity provided is intended to foster in participants a strong incentive to put forth maximum effort for the continued success and growth of the Company and its subsidiaries, to aid in retaining individuals who put forth such efforts, and to assist in attracting the best available individuals to the Company and its subsidiaries in the future. The members of the Executive Compensation and Stock Option Committee as of December 31, 2001, were Larry A. Beres, Dr. James G. Mathias and John Rettig. The Executive Compensation Committee did not hold any meetings during the year ended December 31, 2001, but approved three written actions without a meeting during such period.

                             EXECUTIVE COMPENSATION

         The following table sets forth the compensation paid or payable by the Company during the calendar years ended December 31, 2001, 2000 and 1999, to the President of the Company and to certain other named executive officers of the Company.

                           SUMMARY COMPENSATION TABLE

------------------------------------------------------------------------------------------------------------------
                                                                            LONG-TERM COMPENSATION
                                                 ANNUAL COMPENSATION                AWARDS
------------------------------------------------------------------------------------------------------------------
       NAME OF PRINCIPAL                                                    SECURITIES UNDERLYING        ALL
          AND POSITION              YEAR      SALARY ($)      BONUS ($)          OPTIONS (#)          OTHER ($)
------------------------------------------------------------------------------------------------------------------
R. H. Dillon (1)                    2001        150,000             0                 --                  --
President and Chief Executive       2000         96,435             0               80,000 (2)            --
Officer
------------------------------------------------------------------------------------------------------------------

Jeffrey C. Barton (3)               2001        100,000             0                 --                  --
Vice President and Chief            2000        100,000             0                 --                  --
Financial Officer                   1999        100,000        11,144                6,500                --
------------------------------------------------------------------------------------------------------------------

--------------

(1)      Mr. Dillon became President of the Company in May, 2000.

(2) Excludes 120,000 warrants which are not exercisable within 60 days after December 31, 2001.

(3) Mr. Barton resigned as Vice President and Chief Financial Officer of the Company effective as of December 31, 2001.

     FISCAL 2001 AGGREGATED OPTION EXERCISES; FISCAL YEAR END OPTION VALUES

         The following table sets forth information concerning the exercise of stock options by each of the Company's named executive officers during fiscal 2001 and the fiscal year end value of unexercised options.

------------------------------------------------------------------------------------------------------------------
                                                   NUMBER OF SECURITIES UNDERLYING      VALUE OF UNEXERCISED
                                                    UNEXERCISED OPTIONS AT FISCAL      IN-THE-MONEY OPTIONS AT
                                                             YEAR END (#)              FISCAL YEAR END ($) (1)
------------------------------------------------------------------- ----------------------------------------------
                          SHARES
                        ACQUIRED ON      VALUE
         NAME          EXERCISE (#)  REALIZED ($)    EXERCISABLE     UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
------------------------------------------------------------------------------------------------------------------
R. H. Dillon                 0            --            80,000          120,000           0              0
------------------------------------------------------------------------------------------------------------------
Jeffrey C. Barton            0            --             6,500             0              0              --
------------------------------------------------------------------------------------------------------------------

--------------

(1) Value is based on the December 31, 2001, closing price of $4.00 per Share on the NASDAQ Small Cap Market.

INCENTIVE COMPENSATION PLAN

         All full-time executive employees of the Company are eligible to participate in the Company's Incentive Compensation Plan (the "IC Plan"). The IC Plan provides that a bonus fund will be established in an amount equal to 20% of the pre-tax realized profits of the Company in excess of a 15% pre-tax return on equity. The amount of the bonus fund is calculated each fiscal quarter on a cumulative basis. The allocation of the bonus fund is to be made by the President of the Company. The Company did not incur any expense under the IC Plan for the year ended December 31, 2001.

STOCK OPTION PLAN

         The 1993 Plan authorizes the grant of options to purchase an aggregate of 500,000 Shares. The 1993 Plan provides that the Board of Directors, or a committee appointed by the Board, may grant options and otherwise administer the 1993 Plan. The exercise price of each incentive stock option or non-qualified stock option must be at least 100% of the fair market value of the Shares at the date of grant, and no such option may be exercisable for more than ten years after the date of grant. However, the exercise price of each incentive stock option granted to any shareholder possessing more than 10% of the combined voting power of all classes of capital stock of the Company on the date of grant must not be less than 110% of the fair market value on that date, and no such option may be exercisable more than five years after the date of grant.

DIRECTOR COMPENSATION

         Each director who is not an employee of the Company is entitled to receive a fee of $500 plus travel expenses for each directors' meeting attended.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

         The Board of Directors of the Company has nominated Dr. Roger D. Blackwell, R. H. Dillon and Diane D. Reynolds for election to the Board of Directors of the Company. Each such nominee is a member of the existing Board of Directors. Dr. Blackwell and Ms. Reynolds have been nominated to hold office for three year terms expiring at the annual meeting of shareholders in 2005. Mr. Dillon has been nominated to hold office for a one year term expiring at the next annual meeting of shareholders in 2003. However, if the Reincorporation is approved, following the effective date of the Reincorporation, the Board of Directors will be comprised of nine members, will cease to be divided into three classes with staggered three-year terms, and all Directors will be elected for one-year terms at each annual meeting of shareholders.

         A proposal to elect Dr. Blackwell, Mr. Dillon and Ms. Reynolds will be presented to the shareholders at the Annual Meeting. The three nominees receiving the highest number of votes will be elected.

         THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF DR. BLACKWELL, MR. DILLON AND MS. REYNOLDS.

                                   PROPOSAL 2
                           APPROVAL OF REINCORPORATION

         On February 7, 2002, the Board of Directors adopted resolutions approving and recommending that the shareholders approve the Reincorporation. The Reincorporation is to be accomplished by merging the Company with and into its newly formed Ohio subsidiary, DHO, with DHO being the surviving corporation. DHO will change its name to Diamond Hill Investment Group, Inc. upon completion of this Merger. The Reincorporation will change the Company's State of incorporation from Florida to Ohio.

REASONS FOR THE REINCORPORATION

         The Company is seeking to change its State of incorporation to Ohio for a number of reasons. First, the Company's principal executive offices and operations are in Ohio and the Company conducts its Board of Director and shareholder meetings in Ohio. The Company has no offices, employees or assets in Florida. In addition, reincorporating the Company in Ohio will simplify corporate administration and reduce costs in part by eliminating the Company's obligation to file certain reports and other documents with the State of Florida. Accordingly, the Company's Board of Directors believes that it is more appropriate for Ohio law to govern the rights and interests of the Company and its shareholders rather than Florida law.

         Moreover, the Reincorporation will also provide benefits to shareholders and directors that are not available under Florida law. Under Ohio law, the Company's shareholders will be entitled to the benefits of statutory provisions that are designed to encourage negotiated (as opposed to hostile) takeovers of Ohio corporations, and its directors will be entitled to the benefit of a higher standard of proof imposed on persons who seek to impose personal liability on them. For additional information, see "Comparison of Florida and Ohio Law and Corresponding Provisions of Organizational Documents" below.

         FOR THE FOREGOING REASONS, AND AFTER TAKING INTO CONSIDERATION OTHER DIFFERENCES BETWEEN FLORIDA AND OHIO CORPORATION LAW, THE COMPANY'S BOARD OF DIRECTORS HAS CONCLUDED THAT THE REINCORPORATION IS IN THE BEST INTEREST OF THE COMPANY AND ITS SHAREHOLDERS AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE REINCORPORATION.

REINCORPORATION IMPLEMENTED THROUGH PLAN OF MERGER

         If the Reincorporation is approved, the Company will be merged with and into DHO pursuant to the terms of the Merger Agreement. Upon the completion of the Merger, each outstanding Share will automatically be converted into one common share, without par value, of DHO ("DHO Shares"), and each outstanding fractional Share will automatically be converted into that fractional DHO Share, so that the holders of Shares will own a corresponding number of DHO Shares. None of the authorized preferred shares of DHO will be issued and outstanding at the time of the Reincorporation. Each outstanding certificate representing a Share or Shares will continue to represent the same number of DHO Shares. THUS, IT WILL NOT BE NECESSARY FOR SHAREHOLDERS OF THE COMPANY TO EXCHANGE THEIR EXISTING SHARE CERTIFICATES FOR DHO SHARE CERTIFICATES. We anticipate that the Shares will continue to be traded on the NASDAQ Small

Cap Market without interruption and that delivery of existing Share certificates of the Company will constitute "good delivery" of DHO Shares in transactions subsequent to the Merger.

         Each option to purchase Company Shares granted under the 1993 Plan that is outstanding immediately prior to the effective time of the Merger will, as a result of the Merger and without any action on the part of the holders of such options, be converted into and become an option to purchase the same number of DHO Shares. All such options will be at the same option price and subject to the same terms and conditions as the existing options to purchase Shares.

         The articles of incorporation of the surviving corporation will be in the form attached to this Proxy Statement as Appendix C. With the exception of a reduction in the number of authorized Shares, the addition of one director to the board of directors and the elimination of the staggered board, the articles of incorporation of the surviving corporation will be substantially the same as the Company's current articles of incorporation in all material respects (after changing references to the different States of incorporation and the corporate law thereof). See "Comparison of Florida and Ohio Law and Corresponding Provisions of Organizational Documents." As set forth in the articles of incorporation of the surviving corporation, the name of the surviving corporation shall be "Diamond Hill Investment Group, Inc."

         The DHO code of regulations will be the code of regulations of the surviving corporation in the Merger. A copy of the code of regulations of DHO will be available to any shareholder upon request to the Company.

ABANDONMENT OF REINCORPORATION

         The Company anticipates that the Merger will become effective as soon as practicable after shareholder approval of the Reincorporation. However, the Company's Board of Directors may terminate the Merger Agreement prior to the effective time of the Merger, before or after shareholder approval of the Reincorporation, if the Board of Directors determines that doing so would be in the best interests of the Company. The Merger Agreement may also be amended by the Company and DHO prior to the effective time of the Merger, except that after shareholder approval of the Reincorporation, the Merger Agreement may not be amended to change the amount or kind of shares to be received in the Merger by the shareholders of the Company, any term of the articles of incorporation or the code of regulations of the Company, or any of the terms and conditions of the Merger Agreement if such alteration or change would adversely affect the shareholders of the Company. The Board of Directors has made no determination as to any circumstances which may prompt a decision to terminate the Reincorporation or amend the Merger Agreement.

NO CHANGE WILL BE MADE IN THE BUSINESS OF THE COMPANY

         The Reincorporation will effect a change in the legal domicile of the Company and other changes of a legal nature, the most significant of which are described in this Proxy Statement. The Reincorporation will not result in any change in the business or the assets, liabilities or net worth of the Company. For reasons unrelated to the Reincorporation, the Company will be moving its principal executive offices to 375 North Front Street, Suite 300, Columbus, Ohio 43215 on or around May 1, 2002. The officers of the Company will remain the same after the

Reincorporation. Following the Reincorporation, there will be nine members of the Board of Directors as follows: R. H. Dillon, Larry A. Beres, Dr. Roger D. Blackwell, Richard Desich, Dr. James G. Mathias, David R. Meuse, John Rettig and Diane D. Reynolds, with one vacancy which the Board of Directors expects to promptly fill. There will not be any change in the Company's employee benefit plans and arrangements.

TERMS OF DIRECTORS/REMOVAL OF DIRECTORS

         Approval of the Reincorporation will change the terms of office of directors but will have no effect on the manner in which directors may be removed from office. Following completion of the Merger, the Board of Directors will no longer be staggered, there will be nine Directors rather than eight and each of the remaining Directors will serve a one year term of office. Directors will continue to be subject to removal from office by the vote of the holders of a majority of the voting power entitling them to elect Directors in place of those to be removed.

DISSENTERS' RIGHTS

         Shareholders of the Company who so desire are entitled to relief as a dissenting shareholder under Section 607.1302 of the Florida Business Corporation Act. A shareholder will be entitled to assert dissenter's rights only if the shareholder has delivered to the Company before May 2, 2002, (the date of the Annual Meeting), written notice of the shareholder's intent to demand payment of the fair value of the shareholder's Shares of the Company (if the Reincorporation is effectuated), and that shareholder does not vote the Shares in favor of the Reincorporation. A proxy or vote against the Reincorporation will not constitute the notice required to be delivered to the Company demanding payment of the fair value of the Shares.

         The written demand for payment must be mailed or delivered to: Sandra
L. Quinn, Diamond Hill Investment Group, Inc., 1105 Schrock Road, Suite 437, Columbus, Ohio 43229.

         The "fair value", with respect to a dissenter's Shares means, under Florida law, the value of the Shares as of the close of business on the day prior to the date of the Annual Meeting.

         Within ten (10) days after the Annual Meeting, the Company will give written notice of the adoption of the Reincorporation (if the Reincorporation was approved) to each shareholder who filed a notice of intent to demand payment for such shareholder's Shares. Within twenty (20) days after the giving of notice to those shareholders, any such shareholder who elects to dissent from the Reincorporation and perfect dissenter's rights shall file with the Company a notice of such election, stating the shareholder's name and address, the number of Shares as to which the shareholder dissents, and a demand for payment of the fair value of those Shares. Any shareholder failing to file such election to dissent within such twenty (20) day period shall be bound by the terms of the Reincorporation. Any shareholder filing an election to dissent shall also deposit the Share certificates with the Company simultaneously with the filing of the election to dissent.

         Upon filing a notice of election to dissent, the shareholder shall thereafter be entitled only to payment as provided under Florida law and shall not be entitled to vote or exercise any other rights of a shareholder of the Company. A notice of election may be withdrawn in writing by the shareholder at any time before an offer is made by the Company to pay the fair value of the

Shares. After such offer by the Company, no notice of election may be withdrawn unless the Company consents thereto. However, the right of such shareholder to be paid the fair value of the Shares shall cease, and the shareholder shall be reinstated to have all rights as a shareholder of the Company as of the filing of the notice of election, if:

         (a)      the demand is promptly withdrawn;

         (b) the shareholders of the Company do not approve the Reincorporation, or the Reincorporation is otherwise abandoned by the Company;

         (c) no demand or petition for the determination of the fair value of the Shares by a court has been made or filed within the time provided under Florida law; or

         (d) a court of competent jurisdiction determines that the shareholder is not entitled to any relief under Florida law.

         Within ten (10) days after the expiration of the period in which shareholders may file their notices of election to dissent, or within ten (10) days after the Reincorporation is effected, whichever is later (but in no case later than ninety (90) days from the date the shareholders of the Company approve the Reincorporation), the Company shall make a written offer to each dissenting shareholder to pay an amount the Company estimates to be the fair value for such Shares. The Company's notice and offer shall be accompanied by:

         (a) a balance sheet of the Company as of the latest available day and not more than twelve (12) months prior to the date of the offer; and

         (b) a profit and loss statement of the Company for the twelve (12) month period ended on the date of the balance sheet.

         If within thirty (30) days after the making of this Company offer, any shareholder accepts the offer, payment for that shareholder's Shares shall be made within ninety (90) days after the making of such offer or the effective date of the Reincorporation, whichever is later. Upon payment of the agreed value, the dissenting shareholder shall cease to have any interest in such Shares.

         If the Company fails to make the offer within the period specified in the paragraph above, or if it makes the offer and any dissenting shareholder fails to accept that offer within the period of thirty (30) days thereafter, then the Company, within thirty (30) days after receipt of a written demand from any dissenting shareholder given within sixty (60) days after the date on which the Reincorporation was effected, shall, or at its election at any time within such period of sixty (60) days may, file an action in any court of competent jurisdiction in the county in Florida where the registered office of the Company is located requesting that the fair value of such Shares be determined. The court shall also determine whether each dissenting shareholder, as to whom the Company requests the court to make such determination, is entitled to receive payment for the Shares. If the Company fails to institute the proceeding as discussed herein, any dissenting shareholder may do so in the name of the Company. All dissenting shareholders (whether or not residents of the State of Florida), other than shareholders who have agreed with the Company as to the value of their Shares, shall be made parties to the proceeding as an action against their

Shares. The Company shall serve a copy of the initial pleading in such proceeding upon each dissenting shareholder who is a resident of Florida in the manner provided by law for the service of a summons and complaint, and upon each non-resident dissenting shareholder either by registered or certified mail and publication or in such other manner as is permitted by law. All shareholders who are proper parties to the proceeding are entitled to judgment against the Company for the amount of the fair value of their Shares.

         The court may, if it so elects, appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraiser shall have such power and authority as is specified in the order of their appointment or an amendment thereof.

         The Company shall pay each dissenting shareholder the amount found to be due that shareholder within ten (10) days after final determination of the proceedings. Upon payment of the judgment, the dissenting shareholder shall cease to have any interest in such Shares. The judgment may, at the discretion of the court, include a fair rate of interest, to be determined by the court.

         The cost and expenses of any such proceeding shall be determined by the court and shall be assessed against the Company, but all or any part of such costs and expenses may be apportioned and assessed as the court deems equitable against any or all of the dissenting shareholders who are parties to the proceeding, to whom the Company has made an offer to pay for the Shares, if the court finds that the action of such shareholders in failing to accept such offer was arbitrary, vexatious or not in good faith. The expenses shall include reasonable compensation, and reasonable expenses of, the appraisers, but shall exclude the fees and expenses of counsel for, and experts employed, by any party. If the fair value of the Shares, as determined, materially exceeds the amount which the Company offered to pay, or if no offer was made, the court in its discretion may award to any shareholder who is a party to the proceeding such sum as the court determines to be reasonable compensation to any attorney or expert employed by the shareholder in the proceeding.

COMPARISON OF FLORIDA AND OHIO LAW AND CORRESPONDING PROVISIONS OF ORGANIZATIONAL DOCUMENTS

         The rights of the Company's shareholders are currently governed by the Company's articles of incorporation, the Company's bylaws and Florida law. If the Reincorporation is approved by the Company's shareholders, upon the effectiveness of the Merger, the rights of the Company's shareholders would be governed by the surviving corporation's articles of incorporation and code of regulations, and by Ohio law. Although it is not practical to compare all of the differences between the laws of Ohio and Florida and our existing organizational documents and those of the surviving corporation, the following is a summary of differences that we believe may significantly affect the rights of our shareholders. This summary is not intended to be relied upon as an exhaustive list or complete description of all differences. The identification of specific similarities and differences is not meant to indicate that other equally or more significant similarities and differences do not exist. Such similarities and differences can be examined in full by reference to Ohio law, Florida law and corporate organizational documents of the Company and the surviving corporation.

         ANTI-TAKEOVER PROVISIONS

         Both Florida and Ohio law contain provisions that are intended to benefit companies that are the object of takeover attempts and their shareholders. The Company, however, cannot avail itself of the benefits of
Section 607.0902 of the Florida Business Corporation Act, Florida's control-share acquisition statute. This statute applies only to Florida corporations that have their principal place of business or principal office in Florida, or that have substantial assets in Florida, and that meet certain other requirements with respect to the ownership of their shares by Florida residents. The Company does not meet these requirements.

         As an Ohio corporation, the surviving corporation would be subject to the provisions of the Ohio Control Share Acquisition Act (Sections 1701.831 and 1701.832 of the Ohio General Corporation Law ("OGCL")), the Ohio Business Combination Statute (Chapter 1704 of the OGCL - also known as the Merger Moratorium Statute), and the Ohio Profit Recovery Statute (Section 1707.043 of the OGCL). Ohio law generally allows a corporation to elect not to be covered by these statutes by including provisions in its articles of incorporation making these statutes inapplicable to the corporation. However, the articles of incorporation of the surviving corporation do not contain any such provisions, and accordingly, these statutes will apply to the Company if the Reincorporation is approved. ALTHOUGH THESE STATUTES MAY HAVE AN ANTI-TAKEOVER EFFECT AND MAY MAKE TENDER OFFERS, PROXY CONTESTS AND CERTAIN MERGERS MORE DIFFICULT, THE PURPOSE OF THESE STATUTES IS TO PROMOTE DISCLOSURE OF INFORMATION AND TO ENCOURAGE POTENTIAL ACQUIRERS OF A CORPORATION TO NEGOTIATE WITH THE CORPORATION'S BOARD OF DIRECTORS AND TO MAKE A FINANCIALLY ATTRACTIVE, NON-COERCIVE OFFER FOR THE CORPORATION. As described below, the Company believes that these statutes are more beneficial than detrimental to corporations and their shareholders.

         Ohio Control Share Acquisition Act. The Ohio Control Share Acquisition Act is designed to give shareholders a reasonable opportunity to express their views on a proposed shift of control by requiring prior shareholder approval of any "control share acquisition" of an "issuing public corporation" (a definition the Company would meet if it were to reincorporate under Ohio law). This Act applies not only to traditional tender offers but also to open market purchases, privately negotiated transactions and transactions in which a public corporation originally issues securities. Briefly summarized, a "control share acquisition" is the acquisition of sufficient shares of an issuing public corporation to give the person who acquired the shares voting power that falls within one of the following ranges in regard to the election of directors: one-fifth or more but less than one-third, one-third or more but less than a majority, or a majority or more. Any person who seeks to make a control share acquisition must first deliver to the issuing public corporation a statement that sets forth certain information about the person and the proposed acquisition of shares. Following the delivery of this statement, the directors of the issuing public corporation are required to call a special meeting of shareholders within a certain time period for the purpose of asking shareholders to vote on the proposed control share acquisition. For the control share acquisition to proceed, it must be authorized by the affirmative vote of a majority of the shares represented at the special meeting and by a majority of all such shares that are not "interested shares," defined to include shares owned by the person seeking to make the control share acquisition and by certain officers and directors of the issuing public corporation.

         The provisions of the Ohio Control Share Acquisition Act would provide shareholders the assurance that they will have adequate time to evaluate the proposal of the person seeking to make a control share acquisition of the Company. These provisions would also provide assurance that shareholders will be permitted to vote on whether to authorize such person's purchase program in the same manner and with the same proxy information that would be available to the shareholders if a proposed merger of the surviving corporation were before them. Finally, these provisions would provide assurance to shareholders that the interests of all shareholders will be taken into account in connection with the proposed control share acquisition and that all shareholders are more likely to be treated equally regarding the price to be offered for their shares if the proposed control share acquisition is approved.

         The procedural requirements of the Ohio Control Share Acquisition Act could render approval of any control share acquisition difficult in that a majority of the voting power of the surviving corporation, excluding "interested shares," would have to be represented at the meeting and voted in favor of the control share acquisition. This corporate defense against persons seeking to acquire control may discourage or prevent offers that some shareholders might find financially attractive. On the other hand, the need on the part of the acquiring person to convince the shareholders of the surviving corporation of the value and validity of his or her offer may cause the offer to be more financially attractive. The Company's Board of Directors believes that the potential benefit of the procedures contemplated by the Ohio Control Share Acquisition Act substantially outweighs the disadvantage that shareholders may not have the opportunity to consider or to accept certain offers.

         Ohio Business Combination Statute. The Ohio Business Combination Statute prohibits a wide range of business combinations and other transactions (including mergers, consolidations, asset sales, loans, disproportionate distributions of property and disproportionate issuances or transfers of shares or rights to acquire shares) between an issuing public corporation and an "interested shareholder" (any person who owns shares representing at least 10% of the voting power of the corporation) for a period of three years after the person becomes an interested shareholder. The prohibition does not apply, however, if, prior to the date on which the person became an interested shareholder, the directors approve either the business combination or other transaction or the purchase of shares by the interested shareholder. The Ohio Business Combination Statute is designed to prevent many of the self-dealing activities that often accompany highly-leveraged acquisitions by prohibiting an interested shareholder from using the corporation or its assets or shares for his or her own benefit. The Ohio Business Combination Statute is also designed to encourage potential tender offerors to negotiate with a corporation's board of directors to ensure that shareholders receive fair and equitable consideration for their shares.

         The Ohio Business Combination Statute would encourage potential tender offerors to negotiate with the surviving corporation's Board of Directors to ensure that the shareholders receive fair and equitable consideration for their Shares. However, the Ohio Business Combination Statute may present potential pitfalls for some shareholders in that some common corporate actions, such granting employee stock options and making loans to interested shareholders in the ordinary course of business, may be encompassed by the Ohio Business Combination Statute.

         The Company's Board of Directors believes that the limitation on business combinations and other transactions between the surviving corporation and an interested shareholder provided by the Ohio Business Combination Statute substantially outweigh the disadvantage that shareholders may not have the opportunity to consider or approve such transactions until a period of three years has elapsed after a person becomes an interested shareholder.

         Ohio Profit Recovery Statute. The Ohio Profit Recovery Statute (Section 1707.043 of the OGCL) allows an Ohio corporation to seek to recover profits earned on the sale of the corporation's equity securities by a person who publicly discloses an intention to acquire control of the corporation. The purpose of this statute is to guard against efforts to manipulate the price of the corporation's equity securities. Certain profits cannot be recovered, including profits that do not exceed $250,000, profits earned more than eighteen months prior to the date on which the public disclosure was made, and profits earned by a person who establishes in court that his or her motive was not to manipulate the price of the security. The Company's Board of Directors believes that the Profit Recovery Statute would be beneficial to shareholders in that this statute makes it unattractive for a person to seek to manipulate the price of the surviving corporation's equity securities, potentially at the expense of shareholders.

         Ohio Control Bid Statute. The Ohio Control Bid Statute (Sections 1707.041 and 1707.042 of the OGCL) is designed to give shareholders of a "subject company" (a definition the surviving corporation may meet depending upon the ownership of its equity securities) full disclosure of all material information relating to a control bid for shares made pursuant to a tender offer. A control bid is the purchase (or offer to purchase) of any equity security of a subject company from a resident of Ohio if, after the purchase, the person making the purchase would own more than 10% of any class of the issued and outstanding equity securities of the company. A control bid also occurs when the person purchasing the equity security (or offering to purchase) is the subject company itself, the purchase or offer is made at a time when a control bid from another person is pending, and the purchase would reduce the number of issued and outstanding shares of the company by more than 10%.

         The Ohio Control Bid Statute requires the person making the tender offer to file with the Ohio Division of Securities a document that discloses the materials used in the tender offer along with information about the person making the tender offer and the tender offer itself. This information must also be given to the corporation that is the subject of the tender offer. The Ohio Division of Securities reviews this material and, within five days of the filing of the material, may suspend the control bid if it determines that the person making the tender offer has not complied with all of the disclosure requirements. Any such suspension may remain in effect until the Ohio Division of Securities conducts a hearing and determines that the disclosure provisions of the Ohio Control Bid Statute have been satisfied. The Company's Board of Directors believes that shareholders would benefit from the Control Bid Statute in that it would give them a statutory right to receive important information about any person seeking to take over the surviving corporation, a right enforced by the Ohio Division of Securities.

         STANDARDS FOR DIRECTORS; DIRECTOR LIABILITY; INDEMNIFICATION

         The standards that apply to directors of a corporation are generally the same under Florida and Ohio law. Directors must act in good faith, with the care that an ordinarily prudent person in a like position would exercise under similar circumstances, and in a manner they reasonably believe to be in the best interests of the corporation. Florida and Ohio law are also generally the same in regard to the factors directors may consider in discharging their fiduciary duties, including deciding whether to resist a change in control of the corporation. In addition to the interests of shareholders, directors may also take into consideration the interests of the corporation's employees, suppliers, creditors and customers, the economy of the state and nation, community and societal considerations, the long-term and the short-term interests of the corporation and its shareholders, and the possibility that these interests may be best served by the continued independence of the corporation. The circumstances under which a director may be held personally liable are different under Florida and Ohio law. Under Florida law, directors may be held personally liable for damages for breach of a fiduciary duty only if the breach constituted one of the following: a violation of criminal law, a transaction from which they derived an improper personal benefit, a vote for or consent to an unlawful distribution to shareholders, a conscious disregard for the best interests of the corporation or willful misconduct (in a derivative action), or a reckless act or omission or an act or omission committed in bad faith or with malicious purpose or in a manner exhibiting wanton and willful disregard of human rights, safety or property (in a third party action). Ohio law is similar in that directors may be held personally liable for damages for breach of a fiduciary duty. However, under Ohio law, the plaintiff must prove by clear and convincing evidence (a higher standard of proof than the preponderance of the evidence standard that is normally used in civil actions) that a director's action or omission was undertaken with deliberate intent to cause injury to the corporation or with reckless disregard for the best interests of the corporation. This higher standard of proof, however, does not affect the liability of directors for unlawful loans, dividends or distributions.

         The right of directors, officers, and employees to be indemnified by the corporation for expenses (including attorney's fees) incurred by them in defending a legal action brought against them are generally the same under Florida and Ohio law. Both provide that a corporation has the power to indemnify directors, officers, and employees of the corporation against liability and expenses, including attorney's fees and amounts paid in settlement, provided that the director, officer, or employee acted in good faith and in a manner he or she reasonably believed to be in (or not opposed to) the best interests of the corporation and, with respect to a criminal action, if he or she had no reasonable cause to believe that his or her conduct was unlawful. Both Florida and Ohio law also authorize a corporation to pay expenses incurred by directors, officers, or employees as they are incurred. However, in regard to the advancement of expenses, there is one important difference between Florida and Ohio law: Ohio law - but not Florida law - requires a corporation to pay expenses incurred by a director (but not an officer or employee) in defending an action as the expenses are incurred, provided that the director agrees to repay the expenses if it is proved by clear and convincing evidence that he or she is not entitled to be indemnified and if he or she agrees to cooperate with the corporation in regard to the action. Finally, both Florida and Ohio law require a corporation to indemnify a director, officer, or employee of the corporation against expenses to the extent that the director, officer, or employee is successful on the merits or otherwise in defending the action.

         In general, Ohio law provides greater protections to directors against personal liability, which in turn gives directors greater freedom to act in a manner that they believe is in the best interest of the corporation and its shareholders. Moreover, the Company's Board of Directors believes that the additional protections provided by Ohio law would benefit both the surviving corporation and its shareholders by making it easier for the surviving corporation to attract and retain highly qualified individuals to serve as independent directors.

         AMENDMENT OF ARTICLES OF INCORPORATION

         Under Florida law, in order to amend the articles of incorporation (with respect to any material amendment), the amendment must be proposed by the board of directors to the shareholders and recommended for adoption (unless the board determines that, because of a conflict of interest or other special circumstances, it should make no recommendation and communicates its basis for its determination to the shareholders with the amendment), and the shareholders entitled to vote on the amendment must approve it by a majority of the votes entitled to be cast on the amendment (i) by any voting group with respect to which the amendment would create dissenters' rights, and (ii) by a majority of the votes of every other voting group entitled to vote on the amendment. The articles of incorporation or the board of directors may provide for a greater voting requirement.

         Ohio law provides that an amendment to a corporation's articles of incorporation must be adopted by the affirmative vote of the holders of shares entitling them to exercise two-thirds of the voting power of the corporation, or, if provided for in the articles, a different proportion but not less than a majority of the voting power. The articles of incorporation of the surviving corporation provided that a majority of the voting power of the surviving corporation is required to amend the articles.

         AMENDMENT OF CODE OF REGULATIONS/BYLAWS

         Under Florida law, a corporation's bylaws may be amended by the board of directors unless (i) the articles of incorporation reserve the power to amend the bylaws generally (or a particular bylaw provision) exclusively to the shareholders, or (ii) the shareholders, in amending the bylaws generally (or a particular bylaw provision), have expressly provided that the board of directors may not amend the bylaws or that particular bylaw provision. The shareholders may amend the bylaws even though the bylaws may also be amended by the board of directors. A bylaw provision that fixes a greater quorum or voting requirement for shareholders than is required under the Florida Business Corporation Act may not be amended by the board of directors. A bylaw that fixes a greater quorum or voting requirement for the board of directors may be amended (i) if originally adopted by the shareholders, by the shareholders, or (ii) if originally adopted by the board of directors, either by the shareholders or by the board of directors; provided, however, that a bylaw amended by the shareholders that fixes a greater quorum or voting requirement for the board of directors may provide that it may be amended only by a specified vote of either the shareholders or the board of directors.

         Under Ohio law the code of regulations of a corporation may be amended by the shareholders at a meeting by the affirmative vote of the holders of shares entitling them to exercise the majority of the voting power, or, without a meeting, by the written consent of the holders of shares entitling them to exercise not less than a majority of the voting power.

         APPROVAL OF MERGERS AND CONSOLIDATIONS

         Although Florida law and Ohio law differ with respect to the shareholder vote required to approve a merger or consolidation, approval of the Reincorporation will have no effect on the vote required by the surviving corporation's shareholders. Under Florida law, unless a corporation's articles of incorporation provide otherwise, a merger or consolidation must be approved by a majority of all shares entitled to vote on the matter. Generally, under Ohio law, unless a corporation's articles of incorporation provide otherwise, approval of these types of matters requires the affirmative vote of two-thirds of all shares entitled to vote. The articles of incorporation of the surviving corporation provide that a majority of the voting power of the surviving corporation is required to approve a merger or consolidation.

         DISSENTERS' RIGHTS

         Dissenters' rights (the right of a shareholder to dissent from a transaction and to have the corporation purchase his or her shares at their fair cash value) are slightly different under Florida and Ohio law. Under Florida law, shareholders have the right to dissent from a merger or a sale of substantially all of the assets of the corporation, except when a shareholder vote is not required or the corporation's shares are listed on a national securities exchange, traded on the NASDAQ National Market System, or held of record by not fewer than 2,000 shareholders. This exception is not available if the corporation's articles of incorporation provide otherwise; the Company's articles do not provide otherwise. Shareholders also have dissenters' rights with respect to amendments to the corporation's articles of incorporation that may adversely affect the rights or preferences of shareholders. Under Ohio law, shareholders have the right to dissent from any amendment to the corporation's articles of incorporation that adversely affects the class of shares owned by the dissenting shareholder and from certain mergers, consolidations, business combinations and majority share acquisitions. No exception is made under Ohio law for a merger or sale of assets involving a corporation with shares traded on the NASDAQ or a national securities exchange, or which has a certain number of shareholders.

         PREEMPTIVE RIGHTS

         Florida law and Ohio law are similar with respect to preemptive rights (the right to maintain a proportionate interest in a corporation), and accordingly, approval of the Reincorporation will have no effect on these rights of the Company's shareholders. Under both Florida and Ohio law, shareholders of a corporation do not have preemptive rights unless the corporation's articles of incorporation grant shareholders these rights. The Company's shareholders do not have preemptive rights under Florida law because the Company's articles of incorporation do not grant these rights to the shareholders. Shareholders will not have preemptive rights if the Reincorporation is approved because the articles of incorporation of the surviving corporation do not grant, and expressly deny, shareholders these rights.

         CUMULATIVE VOTING

         Approval of the Reincorporation will give shareholders the right to cumulate their votes in the election of Directors of the Company. Under Florida law, shareholders of a corporation do not have cumulative voting rights unless the corporation's articles of incorporation grant shareholders these rights. In contrast, under Ohio law, shareholders of a corporation have cumulative voting rights unless the corporation's articles of incorporation expressly deny shareholders these rights. The Company's shareholders do not have cumulative voting rights under Florida law because the Company's articles of incorporation do not grant these rights to the shareholders. However, shareholders will have cumulative voting rights if the Reincorporation is approved because the articles of incorporation of the surviving corporation do not expressly deny shareholders these rights.

ACCOUNTING TREATMENT/FEDERAL TAX CONSEQUENCES

         Applying generally accepted accounting principles, the Company will not recognize any gain or loss as a result of the Reincorporation. In addition, the consolidated financial statements of DHO immediately after the Reincorporation will be identical to those of the Company immediately prior to the Reincorporation.

         The Company has been advised by its legal counsel that, for federal income tax purposes, the Reincorporation will constitute a reorganization under
Section 368 of the Code. Under Section 368 of the Code, the Company's shareholders will recognize no gain or loss as a result of the Reincorporation and, in determining the federal tax basis and holding period of their new Shares, will retain the tax basis and include the holding period that applied to their old Shares. In addition, under Section 368 of the Code, neither the Company nor DHO will recognize any gain or loss as a result of the Reincorporation, and DHO will succeed without adjustment to the tax attributes of the Company.

         Although the state and local income tax consequences of the Reincorporation are expected to be the same as the federal income tax consequences described above, the Company's shareholders should consult their own tax advisors about the possible state, local, or foreign income tax consequences that may result from the Reincorporation.

DIVIDENDS IN ARREARS

         There are no dividends in arrears on the Company's Shares.

FEDERAL AND STATE REGULATORY REQUIREMENTS

         With the exception of obtaining shareholder approval of the Reincorporation, the Company is not subject to any other federal or state regulatory requirement in connection with the Reincorporation. The vote required to approve the Reincorporation is a majority of the Shares outstanding and entitled to vote at the Annual Meeting.

         A proposal to reincorporate the Company in Ohio will be presented to the shareholders at the Annual Meeting.

         THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE REINCORPORATION.

                          COMPLIANCE WITH SECTION 16(A)
                               OF THE EXCHANGE ACT

         Section 16(a) of the Exchange Act requires executive officers and directors of the Company, and persons who beneficially own more than ten percent (10%) of the Shares, to file initial reports of ownership and reports of changes in ownership with the Commission. Executive officers, directors and persons who beneficially own more than ten percent (10%) of the Shares are required by Commission regulations to furnish the Company with copies of all Section 16(a) reports they file. Based solely upon a review of Forms 3 and 4 furnished to the Company, management of the Company believes that there were no reports filed late during the year ended December 31, 2001.

                       EXPENSE AND MANNER OF SOLICITATION

         The expenses of the solicitation of the proxies for the Annual Meeting, including the cost of preparing, assembling and mailing the Notice, form of proxy, Proxy Statement and return envelopes, the handling and tabulation of proxies received, and charges of brokerage houses and other institutions, nominees or fiduciaries for forwarding such documents to beneficial owners, will be paid by the Company. In addition to the mailing of the proxy material, solicitation may be made in person or by telephone by officers or directors of the Company (none of whom have been employed to specifically solicit shareholders).

                                   FORM 10-KSB

         The Form 10-KSB for the Company for the year ended December 31, 2001, is enclosed herewith but is not a part of the proxy solicitation material.

                              INDEPENDENT AUDITORS

         The Company has selected Longanbach Giusti Kuck & Hornberger, LLP as the Company's independent auditors for the 2002 fiscal year and to audit the financial statements of the Company for the year ended December 31, 2001. A representative of Longanbach Giusti Kuck & Hornberger, LLP is expected to be present to respond to appropriate questions and to make such statements as he or she may desire.

                  SHAREHOLDER PROPOSALS FOR 2003 ANNUAL MEETING

         Shareholders are entitled to submit proposals on matters appropriate for shareholder action consistent with Commission regulations and the Company's bylaws. Should a shareholder wish to have a proposal appear in the Company's Proxy Statement for next year's annual meeting, under the regulations of the Commission, the proposal must be received by the Secretary of the Company at 375 North Front Street, Suite 300, Columbus, Ohio 43215, on or before November 26, 2002. If a shareholder intends to present a proposal at next year's annual meeting but does not intend to seek the inclusion of such proposal in the Company's Proxy Statement, such proposal must be received by the Company prior to February 7, 2003, or the Company's management proxies will be entitled to use their discretion voting authority should such proposal be raised without any discussion of the matter in the Proxy Statement.

                                 OTHER BUSINESS

         The Board of Directors knows of no other business to be acted upon at the Annual Meeting. However, if any other business properly comes before the Annual Meeting, it is the intention of the persons named in the enclosed Proxy to vote on such matters in accordance with their best judgment.

         The prompt completion, execution, and delivery of your Proxy will be appreciated. Whether or not you expect to attend the Annual Meeting, please complete and sign the Proxy and return it in the enclosed envelope, or vote your proxy electronically via the Internet or telephonically.

                                                                    Appendix A

                          AGREEMENT AND PLAN OF MERGER

         This Agreement and Plan of Merger (this "Agreement"), dated as of __________, 2002, is made by and between Diamond Hill Investment Group, Inc., a Florida corporation ("Diamond Hill-Florida"), and DHO, Inc., an Ohio corporation and a wholly-owned subsidiary of Diamond Hill-Florida ("DHO").

                              W I T N E S S E T H:
                              -------------------

         WHEREAS, Diamond Hill-Florida, as the sole shareholder of DHO, desires to effect a merger of Diamond Hill-Florida with and into DHO (the "Merger") pursuant to the provisions of the Florida Business Corporation Act (the "FBCA") and the Ohio General Corporation Law (the "OGCL"); and

         WHEREAS, Diamond Hill-Florida and DHO intend that the Merger qualify as a "reorganization" within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended; and

         WHEREAS, the respective Boards of Directors of Diamond Hill-Florida and DHO have determined that the Merger is desirable and in the best interests of each corporation and that the Merger be consummated in accordance with the terms and subject to the conditions set forth in this Agreement. The sole shareholder and the Board of Directors of DHO have adopted and approved this Agreement. The Board of Directors of Diamond Hill-Florida has adopted and approved this Agreement and directed that it be submitted for approval by the shareholders of Diamond Hill-Florida.

         NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         Section 1. The Merger. On the terms and subject to the conditions set forth in this Agreement, and in accordance with the provisions of the FBCA and the OGCL, at the Effective Time (as defined in Section 6 below), Diamond Hill-Florida shall be merged with and into DHO. DHO shall be the surviving corporation and shall continue its corporate existence under the laws of the State of Ohio. At the Effective Time, the separate corporate existence of Diamond Hill-Florida shall cease. DHO, in its capacity as the corporation surviving the merger, is sometimes referred to in this Agreement as the "Surviving Corporation."

         Section 2. Effect of the Merger. At the Effective Time, the Merger shall have the effects provided for in this Agreement and in Sections 607.1106 and 607.1107 of the FBCA and Section 1701.82 of the OGCL.

         Section 3. Articles of Incorporation; Code of Regulations. The Articles of Incorporation of the Surviving Corporation shall be the Articles of Incorporation attached as Exhibit A to this Agreement (the "Articles of Incorporation"). The Articles of Incorporation shall be filed with the Ohio Secretary of State as an exhibit to the Certificate of Merger filed with that office. The Code of Regulations of the Surviving Corporation shall be the Code of Regulations of DHO in effect immediately prior to the Effective Time.

         Section 4. Directors of the Surviving Corporation. At and after the Effective Time, and until changed in the manner provided in the Code of Regulations or the Articles of Incorporation of the Surviving Corporation or as otherwise provided by law, the number of directors of the Surviving Corporation shall be the same number of directors of DHO in effect immediately prior to the Effective Time. At the Effective Time, each person who is a director of DHO immediately prior to the Effective Time shall be a director of the Surviving Corporation. Each such person shall serve as a director of the Surviving Corporation for the balance of the term for which such person was elected a director of DHO and until his or her successor is duly elected and qualified in the manner provided in the Code of Regulations or the Articles of Incorporation of the Surviving Corporation or as otherwise provided by law or until his or her earlier death, resignation or removal in the manner provided in the Code of Regulations or the Articles of Incorporation of the Surviving Corporation or as otherwise provided by law.

         Section 5. Officers of the Surviving Corporation. At the Effective Time, each person who is an officer of DHO immediately prior to the Effective Time shall be an officer of the Surviving Corporation in accordance with the Code of Regulations of the Surviving Corporation holding the same office as he or she held in DHO immediately prior to the Effective Time.

         Section 6. Effective Time. The Merger shall become effective at 11:59 p.m. on ____________, 2002 (the "Effective Time").

         Section 7. Cancellation and Conversion of Shares. At the Effective Time, each common share, without par value, of DHO issued and outstanding immediately prior to the Effective Time (the "DHO Shares") shall, by virtue of the Merger and without any action on the part of the holder of the DHO Shares, be cancelled. Further, by virtue of the Merger and without any action on the part of the holder of the shares of Common Stock, without par value, of Diamond-Hill Florida (the "Diamond Hill-Florida Shares"), each Diamond Hill-Florida share issued and outstanding immediately prior to the Effective Time shall be converted into one fully paid and nonassessable common share, without par value, of the Surviving Corporation (the "Surviving Corporation Shares"), and each fractional Diamond Hill-Florida Share shall be converted into such fractional Surviving Corporation Share, which such Surviving Corporation Shares shall thereafter constitute all of the issued and outstanding capital stock of the Surviving Corporation.

         Section 8. Effect of Conversion. At and after the Effective Time, each share certificate which, immediately prior to the Effective Time, represented outstanding Diamond Hill-Florida Shares (a "Diamond Hill-Florida Certificate") shall be deemed for all purposes to evidence ownership of, and to represent, the number of Surviving Corporation Shares into which the Diamond Hill-Florida Shares represented by such Diamond Hill-Florida Certificate immediately prior to the Effective Time have been converted pursuant to Section 7 of this Agreement. The registered owner of any Diamond Hill-Florida Certificate outstanding immediately prior to the Effective Time, as such owner appears in the books and records of Diamond Hill-Florida or its transfer agent immediately prior to the Effective time, shall, until such Diamond Hill-Florida Certificate is surrendered for transfer or exchange, have and be entitled to exercise any voting and other rights with respect to and to receive any dividends or other distributions on the Surviving Corporation Shares into which the Diamond Hill-Florida Shares represented by any such Diamond Hill-Florida Certificate have been converted pursuant to Section 7 of this Agreement.

         Section 9. Exchange of Certificates. Each holder of a Diamond Hill-Florida Certificate may, but shall not be required to, surrender such Diamond Hill-Florida Certificate to the Surviving Corporation or its transfer agent for cancellation after the Effective Time, and upon such surrender, shall be entitled to receive from the Surviving Corporation or its transfer agent a certificate (a "Surviving Corporation Certificate") representing the number of Surviving Corporation Shares into which the Diamond Hill-Florida Shares represented by such Diamond Hill-Florida Certificate have been converted pursuant to Section 7 of this Agreement. If any such Surviving Corporation Certificate is to be issued in a name other than that in which the Diamond Hill-Florida Certificate surrendered for exchange is registered, it shall be a condition of such exchange that the Diamond Hill-Florida Certificate so surrendered shall be properly endorsed or otherwise in proper form for transfer and that the person requesting such exchange shall either pay any transfer or other taxes required by reason of the issuance of the Surviving Corporation Certificate in a name other than that of the registered holder of the Diamond Hill-Florida Certificate surrendered or establish to the satisfaction of the Surviving Corporation or its transfer agent that such tax has been paid or is not applicable.

         Section 10. Stock Option Plan. Each option to purchase Diamond Hill-Florida Shares granted under the Diamond Hill-Florida 1993 Non-Qualified and Incentive Stock Option Plan (the "Stock Option Plan") that is outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder of any such option, be converted into and become an option to purchase the same number of Surviving Corporation Shares as the number of Diamond Hill-Florida Shares that were subject to such option immediately prior to the Effective Time at the same option price per share and upon the same terms and subject to the same conditions as are in effect at the Effective Time. The Surviving Corporation shall reserve for purposes of the Stock Option Plan a number of Surviving Corporation Shares equal to the number of Diamond Hill-Florida Shares reserved by Diamond Hill-Florida for issuance under the Stock Option Plan as of the Effective Time. As of the Effective Time, the Surviving Corporation shall automatically assume the Stock Option Plan and all obligations of Diamond Hill-Florida under the Stock Option Plan, including the outstanding options granted or awarded pursuant thereto.

         Section 11. Approval. This Agreement shall be submitted for approval by the shareholders of Diamond Hill-Florida prior to the Effective Time. The obligations of the parties to consummate the Merger shall be subject to the approval of the Merger and this Agreement by the Shareholders of Diamond Hill-Florida on or prior to the Effective Time.

         Section 12. Dissenters' Rights. Shareholders of Diamond Hill-Florida who dissent from the Merger pursuant to Section 607.1320 of the FBCA may be entitled, if they comply with the provisions of the FBCA regarding the rights of dissenting shareholders, to be paid the fair value of their Diamond Hill-Florida Shares if the Merger is effectuated.

         Section 13. Filing of Merger Documents. Prior to the Effective Time, DHO shall file a certificate of merger with the Secretary of State of the State of Ohio and Diamond Hill-Florida shall file articles of merger with the Florida Department of State.

         Section 14. Amendment. Subject to applicable law, this Agreement may be amended, modified or supplemented by written agreement of Diamond Hill-Florida and DHO, after authorization of such action by their respective Boards of Directors, at any time prior to the Effective Time, except that after the approval contemplated by Section 11 of this Agreement, no amendment shall (a) alter or change the amount or kind of shares to be received in the Merger by the holders of shares of either Diamond Hill-Florida or DHO, (b) alter or change any term of the Articles of Incorporation or the Code of Regulations of DHO, or (c) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of shares of either Diamond Hill-Florida or DHO.

         Section 15. Abandonment. At any time prior to the Effective Time, the Board of Directors of either Diamond Hill-Florida or DHO, or both, may terminate this Agreement notwithstanding approval of this Agreement by the sole shareholder of DHO or by the shareholders of Diamond Hill-Florida, or by both.

         Section 16. Miscellaneous.

                  (a) Counterparts. This Agreement and any amendments hereto may be executed in one or more counterparts, each of which shall be deemed to be a duplicate original, but all of which taken together shall constitute one and the same instrument.

                  (b) Captions. The captions contained in this Agreement are for convenience of reference only, do not form a substantive part of this Agreement and shall not restrict or enlarge any substantive provision of this Agreement.

                  (c) Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws, and not the conflicts laws, of the State of Ohio.

                  (d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties hereto.

                  (e) Other Instruments. The parties hereto agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

         IN WITNESS WHEREOF, this Agreement has been duly executed by each of the parties hereto as of the day and year first set forth above.

                                       DIAMOND HILL INVESTMENT GROUP, INC.


                                       By:
                                           -----------------------------------
                                       Its:
                                            ----------------------------------


                                       DHO, INC.


                                       By:
                                           -----------------------------------
                                       Its:
                                            ----------------------------------

                                                                     Appendix B

                      Dissenters' Rights Under Florida Law

607.1301 DISSENTERS' RIGHTS; DEFINITIONS. The following definitions apply to ss. 607.1302 and 607.1320:

(1) "Corporation" means the issuer of the shares held by a dissenting shareholder before the corporate action or the surviving or acquiring corporation by merger or share exchange of that issuer.

(2) "Fair value," with respect to a dissenter's shares, means the value of the shares as of the close of business on the day prior to the shareholders' authorization date, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

(3) "Shareholders' authorization date" means the date on which the shareholders' vote authorizing the proposed action was taken, the date on which the corporation received written consents without a meeting from the requisite number of shareholders in order to authorize the action, or, in the case of a merger pursuant to s. 607.1104, the day prior to the date on which a copy of the plan of merger was mailed to each shareholder of record of the subsidiary corporation.

607.1302 RIGHT OF SHAREHOLDERS TO DISSENT.

(1) Any shareholder of a corporation has the right to dissent from, and obtain payment of the fair value of his or her shares in the event of, any of the following corporate actions:

         (a) Consummation of a plan of merger to which the corporation is a party:

                  1. If the shareholder is entitled to vote on the merger, or

                  2. If the corporation is a subsidiary that is merged with its parent under s. 607.1104, and the shareholders would have been entitled to vote on action taken, except for the applicability of
                           s. 607.1104;

         (b) Consummation of a sale or exchange of all, or substantially all, of the property of the corporation, other than in the usual and regular course of business, if the shareholder is entitled to vote on the sale or exchange pursuant to s. 607.1202, including a sale in dissolution but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within 1 year after the date of sale;

         (c) As provided in s. 607.0902(11), the approval of a control-share acquisition;

         (d) Consummation of a plan of share exchange to which the corporation is a party as the corporation the shares of which will be acquired, if the shareholder is entitled to vote on the plan;

         (e) Any amendment of the articles of incorporation if the shareholder is entitled to vote on the amendment and if such amendment would adversely affect such shareholder by:

                  1. Altering or abolishing any preemptive rights attached to any of his or her shares;

                  2. Altering or abolishing the voting rights pertaining to any of his or her shares, except as such rights may be affected by the voting rights of new shares then being authorized of any existing or new class or series of shares;

                  3. Effecting an exchange, cancellation, or reclassification of any of his or her shares, when such exchange, cancellation, or reclassification would alter or abolish the shareholder's voting rights or alter his or her percentage of equity in the corporation, or effecting a reduction or cancellation of accrued dividends or other arrearages in respect to such shares;

                  4. Reducing the stated redemption price of any of the shareholder's redeemable shares, altering or abolishing any provision relating to any sinking fund for the redemption or purchase of any of his or her shares, or making any of his or her shares subject to redemption when they are not otherwise redeemable;

                  5. Making noncumulative, in whole or in part, dividends of any of the shareholder's preferred shares which had theretofore been cumulative;

                  6. Reducing the stated dividend preference of any of the shareholder's preferred shares; or

                  7. Reducing any stated preferential amount payable on any of the shareholder's preferred shares upon voluntary or involuntary liquidation; or

         (f) Any corporate action taken, to the extent the articles of incorporation provide that a voting or nonvoting shareholder is entitled to dissent and obtain payment for his or her shares.

(2) A shareholder dissenting from any amendment specified in paragraph (1)(e) has the right to dissent only as to those of his or her shares which are adversely affected by the amendment.

(3) A shareholder may dissent as to less than all the shares registered in his or her name. In that event, the shareholder's rights shall be determined as if the shares as to which he or she has dissented and his or her other shares were registered in the names of different shareholders.

(4) Unless the articles of incorporation otherwise provide, this section does not apply with respect to a plan of merger or share exchange or a proposed sale or exchange of property, to the holders of shares of any class or series which, on the record date fixed to determine the shareholders entitled to vote at the meeting of shareholders at which such action is to be acted upon or to consent to any such action without a meeting, were either registered on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or held of record by not fewer than 2,000 shareholders.

(5) A shareholder entitled to dissent and obtain payment for his or her shares under this section may not challenge the corporate action creating his or her entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

607.1320 PROCEDURE FOR EXERCISE OF DISSENTERS' RIGHTS.

         (1)(a) If a proposed corporate action creating dissenters' rights under
         s. 607.1302 is submitted to a vote at a shareholders' meeting, the meeting notice shall state that shareholders are or may be entitled to assert dissenters' rights and be accompanied by a copy of ss. 607.1301, 607.1302, and 607.1320. A shareholder who wishes to assert dissenters' rights shall:

         1. Deliver to the corporation before the vote is taken written notice of the shareholder's intent to demand payment for his or her shares if the proposed action is effectuated, and

         2. Not vote his or her shares in favor of the proposed action. A proxy or vote against the proposed action does not constitute such a notice of intent to demand payment.

         (b) If proposed corporate action creating dissenters' rights under s.
         607.1302 is effectuated by written consent without a meeting, the corporation shall deliver a copy of ss. 607.1301, 607.1302, and
         607.1320 to each shareholder simultaneously with any request for the shareholder's written consent or, if such a request is not made, within 10 days after the date the corporation received written consents without a meeting from the requisite number of shareholders necessary to authorize the action.

(2) Within 10 days after the shareholders' authorization date, the corporation shall give written notice of such authorization or consent or adoption of the plan of merger, as the case may be, to each shareholder who filed a notice of intent to demand payment for his or her shares pursuant to paragraph (1)(a) or, in the case of action authorized by written consent, to each shareholder, excepting any who voted for, or consented in writing to, the proposed action.

(3) Within 20 days after the giving of notice to him or her, any shareholder who elects to dissent shall file with the corporation a notice of such election, stating the shareholder's name and address, the number, classes, and series of shares as to which he or she dissents, and a demand for payment of the fair value of his or her shares. Any shareholder failing to file such election to dissent within the period set forth shall be bound by the terms of the proposed corporate action. Any shareholder filing an election to dissent shall deposit his or her certificates for certificated shares with the corporation simultaneously with the filing of the election to dissent. The corporation may restrict the transfer of uncertificated shares from the date the shareholder's election to dissent is filed with the corporation.

(4) Upon filing a notice of election to dissent, the shareholder shall thereafter be entitled only to payment as provided in this section and shall not be entitled to vote or to exercise any other rights of a shareholder. A notice of election may be withdrawn in writing by the shareholder at any time before an offer is made by the corporation, as provided in subsection (5), to pay for his or her shares. After such offer, no such notice of election may be withdrawn unless the corporation consents thereto. However, the right of such shareholder to be paid the fair value of his or her shares shall cease, and the shareholder shall be reinstated to have all his or her rights as a shareholder as of the filing of his or her notice of election, including any intervening preemptive rights and the right to payment of any intervening dividend or other distribution or, if any such rights have expired or any such dividend or distribution other than in cash has been completed, in lieu thereof, at the election of the corporation, the fair value thereof in cash as determined by the board as of the time of such expiration or completion, but without prejudice otherwise to any corporate proceedings that may have been taken in the interim, if:

         (a)      Such demand is withdrawn as provided in this section;

         (b) The proposed corporate action is abandoned or rescinded or the shareholders revoke the authority to effect such action;

         (c) No demand or petition for the determination of fair value by a court has been made or filed within the time provided in this section; or

         (d) A court of competent jurisdiction determines that such shareholder is not entitled to the relief provided by this section.

(5) Within 10 days after the expiration of the period in which shareholders may file their notices of election to dissent, or within 10 days after such corporate action is effected, whichever is later (but in no case later than 90 days from the shareholders' authorization date), the corporation shall make a written offer to each dissenting shareholder who has made demand as provided in this section to pay an amount the corporation estimates to be the fair value for such shares. If the corporate action has not been consummated before the expiration of the 90-day period after the shareholders' authorization date, the offer may be made conditional upon the consummation of such action. Such notice and offer shall be accompanied by:

         (a) A balance sheet of the corporation, the shares of which the dissenting shareholder holds, as of the latest available date and not more than 12 months prior to the making of such offer; and

         (b) A profit and loss statement of such corporation for the 12-month period ended on the date of such balance sheet or, if the corporation was not in existence throughout such 12-month period, for the portion thereof during which it was in existence.

(6) If within 30 days after the making of such offer any shareholder accepts the same, payment for his or her shares shall be made within 90 days after the making of such offer or the consummation of the proposed action, whichever is later. Upon payment of the agreed value, the dissenting shareholder shall cease to have any interest in such shares.

(7) If the corporation fails to make such offer within the period specified therefor in subsection (5) or if it makes the offer and any dissenting shareholder or shareholders fail to accept the same within the period of 30 days thereafter, then the corporation, within 30 days after receipt of written demand from any dissenting shareholder given within 60 days after the date on which such corporate action was effected, shall, or at its election at any time within such period of 60 days may, file an action in any court of competent jurisdiction in the county in this state where the registered office of the corporation is located requesting that the fair value of such shares be determined. The court shall also determine whether each dissenting shareholder, as to whom the corporation requests the court to make such determination, is entitled to receive payment for his or her shares. If the corporation fails to institute the proceeding as herein provided, any dissenting shareholder may do so in the name of the corporation. All dissenting shareholders (whether or not residents of this state), other than shareholders who have agreed with the corporation as to the value of their shares, shall be made parties to the proceeding as an action against their shares. The corporation shall serve a copy of the initial pleading in such proceeding upon each dissenting shareholder who is a resident of this state in the manner provided by law for the service of a summons and complaint and upon each nonresident dissenting shareholder either by registered or certified mail and publication or in such other manner as is permitted by law. The jurisdiction of the court is plenary and exclusive. All shareholders who are proper parties to the proceeding are entitled to judgment against the corporation for the amount of the fair value of their shares. The court may, if it so elects, appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers shall have such power and authority as is specified in the order of their appointment or an amendment thereof. The corporation shall pay each dissenting shareholder the amount found to be due him or her within 10 days after final determination of the proceedings. Upon payment of the judgment, the dissenting shareholder shall cease to have any interest in such shares.

(8) The judgment may, at the discretion of the court, include a fair rate of interest, to be determined by the court.

(9) The costs and expenses of any such proceeding shall be determined by the court and shall be assessed against the corporation, but all or any part of such costs and expenses may be apportioned and assessed as the court deems equitable against any or all of the dissenting shareholders who are parties to the proceeding, to whom the corporation has made an offer to pay for the shares, if the court finds that the action of such shareholders in failing to accept such offer was arbitrary, vexatious, or not in good faith. Such expenses shall include reasonable compensation for, and reasonable expenses of, the appraisers, but shall exclude the fees and expenses of counsel for, and experts employed by, any party. If the fair value of the shares, as determined, materially exceeds the amount which the corporation offered to pay therefor or if no offer was made, the court in its discretion may award to any shareholder who is a party to the proceeding such sum as the court determines to be reasonable compensation to any attorney or expert employed by the shareholder in the proceeding.

(10) Shares acquired by a corporation pursuant to payment of the agreed value thereof or pursuant to payment of the judgment entered therefor, as provided in this section, may be held and disposed of by such corporation as authorized but unissued shares of the corporation, except that, in the case of a merger, they may be held and disposed of as the plan of merger otherwise provides. The shares of the surviving corporation into which the shares of such dissenting shareholders would have been converted had they assented to the merger shall have the status of authorized but unissued shares of the surviving corporation.

                                                                     Appendix C


                            ARTICLES OF INCORPORATION

                                       OF

                       DIAMOND HILL INVESTMENT GROUP, INC.

         The undersigned, desiring to form a corporation for profit under Chapter 1701 of the Ohio Revised Code, does hereby certify:

         FIRST: The name of the corporation shall be Diamond Hill Investment Group, Inc.

         SECOND: The place in Ohio where the principal office of the corporation is to be located is in the City of Columbus, County of Franklin.

         THIRD: The purpose for which the corporation is formed is to engage in any lawful act or activity for which corporations may be formed under Sections 1701.01 to 1701.98 of the Ohio Revised Code.

         FOURTH: The authorized number of shares of the corporation shall be Eight Million (8,000,000), consisting of Seven Million (7,000,000) common shares, each without par value, and One Million (1,000,000) preferred shares, each without par value.

         The directors of the corporation are authorized to adopt amendments to the Articles in respect to any unissued preferred shares and thereby to fix or change, to the fullest extent now or hereafter permitted by Ohio law: the division of such shares into series and the designation and authorized number of shares of each series; the dividend or distribution rights, which may be cumulative or noncumulative; the dividend rate, amount or proportion; the dividend participation rights and preferences; the liquidation rights, preferences and price; the redemption rights and price; the sinking fund requirements; the voting rights; the pre-emptive rights; the conversion rights; the restrictions on issuance of shares; the rights of alteration of express terms; and such other rights, preferences and limitations as shall not be inconsistent with this Article FOURTH or Ohio law.

         FIFTH: The directors of the corporation shall have the power to cause the corporation from time to time and at any time to purchase, hold, sell, transfer or otherwise deal with (A) shares of any class or series issued by it,
(B) any security or other obligation of the corporation which may confer upon the holder thereof the right to convert the same into shares of any class or series authorized by the articles of the corporation, and (C) any security or other obligation which may confer upon the holder thereof the right to purchase shares of any class or series authorized by the articles of the corporation. The corporation shall have the right to repurchase, if and when any shareholder desires to sell, or on the happening of any event is required to sell, shares of any class or series issued by the corporation. The authority granted in this Article Fifth of these articles shall not limit the plenary authority of the directors to purchase, hold, sell, transfer or otherwise deal with shares of any class or series, securities, or other obligations issued by the corporation or authorized by its articles.

         SIXTH: No shareholder of the corporation shall have, as a matter of right, the pre-emptive right to purchase or subscribe for shares of any class, now or hereafter authorized, or to purchase or subscribe for securities or other obligations convertible into or exchangeable for such shares or which by warrants or otherwise entitle the holders thereof to subscribe for or purchase any such share.

         SEVENTH: Notwithstanding any provision of the Ohio Revised Code requiring for any purpose the vote, consent, waiver or release of the holders of shares of the corporation entitling them to exercise two-thirds or any other proportion of the voting power of the corporation or of any class or classes of shares thereof, such action, unless expressly provided otherwise by statute, may be taken by the vote, consent, waiver or release of the holders of shares entitling them to exercise not less than a majority of the voting power of the corporation or of such class or classes.

                                      PROXY
                       DIAMOND HILL INVESTMENT GROUP, INC.
                          1105 SCHROCK ROAD, SUITE 437
                              COLUMBUS, OHIO 43229

           This Proxy is solicited on behalf of the Board of Directors for the Annual Meeting of Shareholders, May 2, 2002

         The undersigned hereby appoints R. H. Dillon and Sandra L. Quinn and each of them, proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of Diamond Hill Investment Group, Inc. (the "Company") to be held on May 2, 2002, or any adjournment thereof, and to vote all shares of Common Stock, without par value, of the Company (the "Shares") which the undersigned is entitled to vote at such Annual Meeting or at any adjournment thereof as set forth below:

         This Proxy when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no directive is made, the Shares represented by this Proxy will be voted "FOR" the election of the named nominees for directors and "FOR" the proposal to reincorporate the Company in Ohio. If any other matters are properly brought before the Annual Meeting or any adjournment thereof, the Shares represented by this Proxy will be voted in the discretion of the proxies on such matters as the directors may recommend.

         The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Shareholders dated March 26, 2002, the Proxy Statement furnished therewith, and the Company's Form 10-KSB for the year ended December 31, 2001. Any proxy heretofore given to vote the Shares which the undersigned is entitled to vote at the Annual Meeting of Shareholders is hereby revoked.

SEE REVERSE                             PLEASE MARK, SIGN, DATE AND RETURN THE                           SEE REVERSE
   SIDE                                  PROXY CARD PROMPTLY IN THE ENCLOSED                                 SIDE
                                         ENVELOPE, UNLESS VOTING ELECTRONICALLY.

                                               Please mark your
                                               vote like this:  |X|

1.   To elect the nominees named below as                     2.     To approve the proposed reincorporation in Ohio.
     directors.  Nominees:  Dr. Roger D. Blackwell
     (term of three years), R. H. Dillon (term of                    [ ]  For    [ ]  Against     [ ]  Abstain
     one year) and Diane D. Reynolds (term of three
     years).

       [ ]  For     [ ]   Withhold

       [ ]  For all (except Nominee(s) written below):




     IF YOU WISH TO VOTE ELECTRONICALLY, PLEASE READ THE INSTRUCTIONS BELOW.

                                   COMPANY NUMBER:
                                   PROXY NUMBER:
                                   ACCOUNT NUMBER:


                                   ---------------------------------------------
                                   Signature


                                   ---------------------------------------------
                                   Date


                                   ---------------------------------------------
                                   Signature


                                   ---------------------------------------------
                                   Date

                                   Please sign exactly as your name or names appear hereon. Joint owners should each sign. Executors, administrators, trustees, guardians and others should give their full title. Corporations and partnerships should sign in their full name by their president or another authorized person.

-------------------------------------------------------------------------------
                 FOLD AND DETACH HERE AND READ THE REVERSE SIDE
                          VOTE BY TELEPHONE OR INTERNET
                          QUICK *** EASY *** IMMEDIATE

                       DIAMOND HILL INVESTMENT GROUP, INC.

         You can now vote your Shares electronically through the Internet or the telephone. This eliminates the need to return the Proxy card. Your electronic vote authorizes the named proxies to vote your Shares in the same manner as if you marked, signed, dated and returned the Proxy card.

TO VOTE YOUR PROXY ELECTRONICALLY
www.continentalstock.com

         Have your Proxy card in hand when you access the above Web Site. You will be prompted to enter the Company number, Proxy number and account number to create an electronic ballot. Follow the prompts to vote your Shares.

TO VOTE YOUR PROXY BY MAIL

         Mark, sign and date your Proxy card above, detach it and return it in the postage-paid envelope provided.

TO VOTE YOUR PROXY BY PHONE
1-800-293-8533

         Use any touch-tone telephone to vote your Proxy. Have your Proxy card in hand when you call. You will be prompted to enter the Company number, Proxy number and account number. Follow the voting instructions to vote your Shares.

        PLEASE DO NOT RETURN THE ABOVE CARD IF YOU VOTED ELECTRONICALLY.